SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                                      RSI Retirement Trust
                        ------------------------------------------------
                        (Name of Registrant as Specified In Its Charter)

                            Board of Trustees of RSI Retirement Trust
                        ------------------------------------------------
                           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:
       2) Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction:
       5) Total Fee Paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
       2) Form, Schedule or Registration Statement No.:
       3) Filing Party:
       4) Date Filed:

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                          -----------------------------




                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS


                                October 20, 2003


                          -----------------------------




NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on October 20, 2003 at 10:30 A.M. (E.S.T.), for the following purposes:


    1. To elect four (4) trustees for terms of three (3) years and until their respective successors are elected and qualified.


    2. To consider ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending September 30, 2000.


    3a. To approve of a new investment management agreement between the Trust and Retirement System Investors Inc.


    3b. (International Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Bank of Ireland Asset Management (U.S.) Limited.


    3c. (Emerging Growth Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Batterymarch Financial Management, Inc.


    3d. (Emerging Growth Equity Fund Unitholders Only) To approve of a new sub-advosiry investment management agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

    4. Approval of a new "Manager of Managers" investment management agreement between the Trust and Retirement System Investors Inc.

    5. (Emerging Growth Equity Fund Unitholders Only) To approve of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

                                     (OVER)

    6. (Core Equity Fund Unitholders Only) To approve of a new investment management agreement between the Trust and Dresdner RCM Global Investors LLC.

    7. (Core Equity Fund Unitholders Only) To approve of a new investment management agreement between the Trust and Northern Trust Investments, N.A.

    8. (Core Equity Fund Unitholders Only) To approve of an amended investment management agreement between the Trust and Retirement System Investors Inc.

    9. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on September 19, 2003 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.



                                               By Order of the Trustees,

                                               /s/ Stephen P. Pollak
                                               ---------------------------------
                                               STEPHEN P. POLLAK
                                               Executive Vice President,
                                               Counsel and Secretary

DATED:     New York, New York
           September 29, 2003

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017


                            ------------------------


                                 PROXY STATEMENT
                               General Information




     This Proxy Statement is furnished in connection with the solicitation of proxies by the trustees ("Trustees") of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote shares ("Units") of each investment fund ("Investment Fund") of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on October 20, 2003, at 10:30 A.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is September 29, 2003.

     Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

     The Trustees have fixed the close of business on September 19, 2003 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.


     The Trust had outstanding as of the record date _____________ Units of beneficial interest, which are divided into separate Investment Funds as follows:


             Core Equity Fund                            _____________
             Emerging Growth Equity Fund                 _____________
             Value Equity Fund                           _____________
             International Equity Fund                   _____________
             Activity Managed Bond Fund                  _____________
             Intermediate-Term Bond Fund                 _____________
             Short-Term Investment Fund                  _____________


     Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, the new Investment Management Agreement with Retirement System Investors Inc. ("Investors"), the "manager of managers" Investment Management Agreement with Investors, and any other matter that may come before the Meeting or any adjournment thereof. Units of the Emerging Growth Equity Fund will be voted separately with respect to approval or rejection of a new Sub-Advisory Agreement between Investors and the corporate successor to Neuberger Berman Management Inc. ("Neuberger Berman"). Units of the Core Equity Fund will be voted separately with respect to approval or rejection of new Investment Management Agreements with Dresdner RSM Global Investors LLC ("Dresdner") and Northern Trust Investments, N.A. ("NT"), respectively, and an amended Investment Management Agreement with Investors, under which Investors would serve as investment manager of the Core Equity Fund with Dresdner and NT serving as sub-advisers. Units of Emerging Growth will also be voted separately with respect to approval or rejection of a new Sub-Advisory Agreement between Investors and each of Neuberger Berman and Batterymarch Financial Management, Inc. ("Batterymarch"). Units of International Equity Fund will be voted separately with respect to approval or rejection of a new Sub-Advisory Agreement between Investors and Bank of Ireland Asset Management (U.S.) Limited ("BIAM").

The following table summarizes the foregoing information:


            PROPOSAL                               INVESTMENT FUNDS VOTING

     1.  Election of Trustees                              All

     2.  Ratification of Accountants                       All

     3a. Approval of new Investment Management             All
         Agreement between the Trust
         and Investors


     3b. Approval of new Sub-Advisory             International Equity Fund Only
         Agreement between Investors
         and Bank of Ireland Asset
         Management (U.S.) Limited

     3c. Approval of new Sub-Advisory           Emerging Growth Equity Fund Only
         Agreement between Investors
         and Batterymarch Financial
         Management, Inc.

     3d. Approval of new Sub-Advisory           Emerging Growth Equity Fund Only
         Agreement between Investors
         and Neuberger Berman

     4.  Approval of "manager of managers"              All
         Investment Management Agreement
         between the Trust and Investors

     5.  Approval of new Sub-Advisory           Emerging Growth Equity Fund Only
         Agreement between Investors and
         Neuberger Berman

     6.  Approval of new Investment              Core Equity Fund Only
         Management Agreement between the
         Trust and Dresdner

     7.  Approval of New Investment              Core Equity Fund Only
         Management Agreement between the
         Trust and NT

     8.  Approval of amended Investment          Core Equity Fund Only
         Management Agreement between
         the Trust and Investors

     In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non-vote proxies and abstentions will have no effect on Proposals 1 and 2, but will have the effect of a vote against all other Proposals.

     The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

     The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.

                                   PROPOSAL 1

                              Election Of Trustees


     The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 11 members. The class of Trustees to be elected at the Meeting will consist of four Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.


     The nominees for Trustee are set forth below under "Information Regarding Trustees."


     All of the four nominees for Trustees are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the four nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.


     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES".


                         Information Regarding Trustees

     Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust, with the Trust, or with Investors. Any nominee or Trustee who is an officer or director of Investors is indicated by a dagger (+).

Nominees For Election As Trustees:
                                                                          First
                                       Principal Occupation              Became                     Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------            ---------------

Joseph L. Mancino *     65    President and Chief Executive  Officer      2000     Director of Helen  Keller  Services  For
                              of The Roslyn  Savings  Bank,  Roslyn,               The  Blind;      Theodore      Roosevelt
                              New   York,   since   July   1992  and               Council-Boy     Scouts    of    America;
                              Chairman  of the  Board  of  Directors               Interfaith  Nutrition Network;  National
                              since  January  1996;  Vice  Chairman,               Center  for  Disability  Services;  Long
                              President and Chief Executive  Officer               Island  University;  M.S.B. Fund, Inc.;
                              of Roslyn Bancorp,  Inc. since January               and   Institutional   Investors  Capital
                              1997.                                                Appreciation Fund, Inc.

Herbert G.              64    Vice    Chairman    of   Charter   One      1994     Director   of  the  New  York   Business
Chorbajian                    Financial,  Inc. from November 1998 to               Development  Corporation;  Director  or
                              ____;  Chairman,  President  and Chief               Trustee   of   the   Northeast    Health
                              Executive     Officer     of    ALBANK               Foundation,  Inc.;  the  Albany  College
                              Financial,  Inc.  from  April  1992 to               of  Pharmacy;  and the  Albany  Cemetery
                              November  1998;   Chairman  and  Chief               Association.
                              Executive  Officer  from  October 1990
                              to  November  1998 and  President  and
                              Director  from June  1985 to  November
                              1998, ALBANK, FSB, Albany, New York.

James P. Cronin         57    President,    Treasurer    and   Chief      1997     Director  or Trustee  of  RSGroup  Trust
                              Executive  Officer  since June 1987 of               Company;   Mutual  Investment  Fund  of
                              The  Dime  Savings  Bank  of  Norwich,               Connecticut;  Hartford Mutual Investment
                              Norwich, Connecticut.                                Fund;  Norwich  Free  Academy;  St. Jude
                                                                                   Common;  John S. Blackmar  Fund;  and W.
                                                                                   W. Backus Hospital.




William L. Schrauth     67    Interim  Executive  Director  for  The      1981     Director of RSGroup Trust Company.
                              Community  Foundation  of  Herkimer  &
                              Oneida  Counties,  Inc.  since  August
                              2001;  formerly  President  and  Chief
                              Executive  Officer,  The Savings  Bank
                              of  Utica,   Utica,   New  York,  from
                              August 1977 to

                                      5


                             December 2000.

Trustees Serving With A Term Expiring In One Year:

                                                                          First
                                       Principal Occupation              Became                     Other
        Name           Age              During Last 5 Years              Trustee                Directorships
     ----------      -------        --------------------------         -----------              -------------

William A. McKenna,     66    Chairman and Chief Executive  Officer,      1998     Trustee   of   St.   Joseph's   College;
Jr. *                         Ridgewood  Savings  Bank,   Ridgewood,               Director  of  St.  Vincent's  Services;
                              New York since January  1992;  Trustee               Director  of  Boy's  Hope;  Director  of
                              of Ridgewood Savings Bank.                           Retirement  System Group Inc.;  Director
                                                                                   of  M.S.B.   Fund,  Inc.;   Director  of
                                                                                   Institutional     Investors     Capital
                                                                                   Appreciation   Fund,  Inc.;  Member  of
                                                                                   the  Cardinal's  Committee of the Laity;
                                                                                   Member  of   University   Council,   St.
                                                                                   John's University;  Member of the Dean's
                                                                                   Executive  Council,  Hofstra  University
                                                                                   School of Business;  and Director of The
                                                                                   Calvary Fund.

Candace Cox             51    Managing  Director,   Emerald  Capital      1992     Director of American Heart Association.
                              Advisors,  LLC,  since  February  2000
                              and  from  December  1998 to  November
                              1999;     formerly     Director     of
                              Institutional  Investments  with  Lord
                              Abbett  & Co.  from  December  1999 to
                              February  2000;  President  and  Chief
                              Investment   Officer,   Bell  Atlantic
                              (formerly   NYNEX)  Asset   Management
                              Company  from  November  1995  to  May
                              1998;   Vice  President  and  Managing
                              Director,  between  September 1992 and
                              October 1995.

Raymond L. Willis       67    Private Investments.                        1985     Chairman,  U.T.C.  Pension Trust,  Ltd.;
                                                                                   President,    U.T.   Insurance,    Ltd.;
                                                                                   Director  of   Association   of  Private
                                                                                   Pension  and Welfare  Plans;  Trustee of
                                                                                   Employee Benefits Research Institute.

Trustees Serving With A Term Expiring In Two Years:

                                                                          First
                                       Principal Occupation               Became                     Other
        Name           Age              During Last 5 Years              Trustee                 Directorships
     ----------      -------        --------------------------         -----------             ---------------

William Dannecker *+    62    President   of  the  Trust  since  May       1987                      None
                              1986;  Director of  Retirement  System
                              Group Inc.  since March 1989 and Chief
                              Executive  Officer  from  January 1990
                              to  February   2003,   Chairman  since
                              October  2000,   and  President   from
                              March   1989   to   September    2000;
                              Director    of    Retirement    System
                              Consultants  Inc.  since  March  1989,
                              respectively;  Director of Retirement
                              System   Investors  Inc.  since  March
                              1989;  Director of  Retirement  System
                              Distributors  Inc.  since  July  1989;
                              Director  of  RSGroup   Trust  Company
                              since  June  1998  and  President  and
                              Chief  Executive   Officer  from  June
                              1998 to January 1999;  Chief Operating
                              Officer  from January 1999 to February
                              2003;   Director   of  RSG   Insurance
                              Agency Inc. since March 1996.

                                       7

Joseph R. Ficalora*     56    Chairman,    President    and    Chief       2002     Vice Chairman of the Community  Bankers
                              Executive    Officer   of   New   York                Association  of  New  York  State  and
                              Community  Bancorp,  Inc.  since  July                Chairman  of Group  VI;  President  and
                              1993;  President  and Chief  Executive                Director   of   M.S.B.    Fund,   Inc.;
                              Officer  of New  York  Community  Bank                Treasurer  and  Director  of the Queens
                              since January 1994 and Chairman  since                Chamber  of   Commerce;   Director   or
                              May 1997.                                             Trustee  of  International   Investors
                                                                                    Capital   Appreciation   Fund,   Inc.;
                                                                                    Queens   Library    Foundation   Board;
                                                                                    Queens  Museum  of  Art;  Queensborough
                                                                                    Community  College  Fund;  Forest  Park
                                                                                    Trust; and Flushing Cemetery.

Maurice E. Kinkade      61    Adjunct  Professor of Finance,  Marist       1987                      None
                              College    since    September    1994;
                              Director  of  Development,  Maplebrook
                              School,   Amenia,   New   York,   from
                              September 1994 to June 2001; President
                              of KINCO Management, Poughkeepsie, New
                              York from June 1992 to September 1995.


         Information Regarding the Trust Chairman and Executive Officers


     The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 2002, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such. Each of the executive officers of the Trust, with the exception of Scott Ridenour, serves as an officer or director of Investors. The address of each individual listed below is RSI Retirement Trust, 317 Madison Avenue, New York, N.Y. 10017.



                                                                   Principal Occupation,
                                                                    Business Experience
                                                                    During Last 5 Years,
             Name                 Age                              Present Directorships
             ----                -----                            ------------------------
                                       8


Stephen P. Pollak                 58     Executive  Vice  President,  Counsel and Secretary of the Trust since July
                                         1995,  Senior Vice President,  Counsel and Secretary from December 1986 to
                                         July 1995;  Executive Vice President,  Counsel and Secretary of Retirement
                                         System Group Inc. since January 1993 and Director  since March 1989;  Vice
                                         President  and  Secretary of  Retirement  System  Consultants  Inc.  since
                                         January  1990 and Director  since March 1989;  Vice  President,  Secretary and  Compliance  Officer of  Retirement  System  Distributors  Inc.  since
                                         February 1990 and Director  since July 1989;  Vice President and Secretary of  Retirement  System  Investors  Inc.  since  February 1990 and Director since March 1989;  President  and  Director of RSG  Insurance  Agency Inc.
                                         since March 1996;  Executive  Vice  President,  Counsel and  Secretary  of
                                         RSGroup  Trust  Company  since August 1998 and  Director  since June 1998;
                                         Secretary of The Multi-Bank Association of Delaware since March 2001.

Scott Ridenour                    33     Second Vice  President  and Treasurer of the Trust;  Anti-Money  Laundering
                                         Compliance  Officer for the Trust and Retirement System  Distributors Inc.;
                                         Second  Vice  President  of  Retirement  System  Group  Inc.,  Second  Vice
                                         President  and  Trust  Officer  of  RSGroup   Trust   Company;   Registered
                                         Representative of Retirement System  Distributors Inc.; formerly Conversion
                                         Administrator at Federated Investors, Pittsburgh, Pennsylvania.

C. Paul Tyborowski                50     Executive  Vice  President  of the  Trust;  Director,  President  and Chief
                                         Operating Officer of Retirement System Group Inc.; Director,  President and
                                         Chief Executive  Officer of RSGroup Trust Company;  President of Retirement
                                         System  Distributors  Inc.;  President of Retirement System Investors Inc.,
                                         formerly  Managing  Director and  Director of Marketing at Columbus  Circle
                                         Investors,  Stanford,   Connecticut,  and  President  and  Chief  Executive
                                         Officer of Columbus Circle Trust Co. from 1994 to 1998.


                      Investment Fund Ownership by Trustees

                                                    Dollar Range of Equity                   Aggregate Dollar Range of All
                                                      Securities in Each                        Equity Securities in All
              Name                                     Investment Fund                              Investment Funds
             ------                                 -----------------------                  -------------------------------

William Dannecker*                 International Equity Fund:  $10,001- $50,000                    $10,001 - $50,000

Joseph R. Ficalora*                                          None                                         None

Joseph L. Mancino*                                           None                                         None

William A. McKenna, Jr.*           Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund: Over $100,000
                                   Value Equity Fund:  Over $100,000
                                   Intermediate-Term Bond Fund: $10,001-$50,000
                                   Actively Managed Bond Fund: $50,001-$100,000

Herbert G. Chorbajian                                        None                                         None

Candace Cox                                                  None                                         None

James P. Cronin                                              None                                         None

Ralph L. Hodgkins, Jr.             Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund: Over $100,000
                                   Value Equity Fund: $50,001 - $100,000
                                   Actively Managed Bond Fund: Over $100,000

Maurice E. Kinkade                 Core Equity Fund:  Over $100,000                                  Over $100,000
                                   Emerging Growth Equity Fund: $50,000-$100,000
                                   International Equity Fund: $50,001-$100,000

William L. Schrauth                Core Equity Fund:  $50,001 - $100,000                             Over $100,000
                                   Emerging Growth Equity Fund: $10,001-50,000
                                   Value Equity Fund: $50,001-$100,000
                                   Intermediate-Term Bond Fund: $10,001-$50,000
                                   Actively Managed Bond Fund: Over $100,000

Raymond L. Willis                  None                                                              None


----------------------
Ownership as of September 12, 2003.
* Denotes a Trustee who is an "interested person" of the Trust, as defined in the Act.

     The Trust has an Audit Committee, Governance Committee, Nominating Committee, Proxy Committee and an Investment Committee. At least a majority of the members of each committee, with the exception of the Proxy Committee, are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

     The Audit Committee, which met two times during the Trust's fiscal year ended September 30, 2002, presently consists of Messrs. Hodgkins, Mancino, Willis and __________. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

     The Governance Committee, which met three times during the Trust's fiscal year ended September 30, 2002, presently consists of Messrs. Schrauth, Chorbajian and _______. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

     The Investment Committee, which met four times during the Trust's fiscal year ended September 30, 2002, presently consists of Ms. Cox and Messrs. Cronin, Kinkade and McKenna. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met one time during the Trust's fiscal year ended September 30, 2002, presently consists of Messrs. Schrauth, Chorbajian and ________. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

     The Proxy Committee, which met two times during the Trust's fiscal year ending September 30, 2002, presently consists of Messrs. Ficalora and Willis. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

     The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 2002. There were no special meetings. During the Trust's fiscal year ended September 30, 2002, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Trustees (held during the period for which he or she has been a Trustee), and (b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).

                      Compensation Of Trustees And Officers


Trustees' Compensation
-----------------------

     The Trustees received the aggregate compensation shown below for services to the Trust during the fiscal year ended September 30, 2002. Trust officers received no compensation from the Trust during the fiscal year ended September 30, 2002:


                                                        Aggregate Compensation
                                 Name of Trustee            From the Trust
                                 ---------------        -----------------------
                     William Dannecker+                        $    0
                     Joseph R. Ficalora+                         ______
                     Joseph L. Mancino+                          ______
                     William A. McKenna, Jr. +                   ______
                     Herbert G. Chorbajian                       ______
                     Candace Cox                                 ______
                     James P. Cronin                             ______
                     Ralph L. Hodgkins, Jr.                      ______
                     Maurice E. Kinkade                          ______*
                     William L. Schrauth                         ______
                     Raymond L. Willis                           ______



Officers' Cash Compensation
---------------------------

     Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from Retirement System Group Inc.



Section 457 Deferred Compensation Plan
--------------------------------------

     The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, the Trustees may defer up to the lesser of $12,000 or 100% of their compensation from the Trust during each calendar year.


------------------------------
+ Denotes a Trustee who is an "interested person" of the Trust, as defined in the Act.

* Aggregate compensation includes amounts deferred under the Trust's Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 2002 is as follows: Ms. Cox ($______) and Mr. Kinkade ($______). There are no pension or retirement benefits.

     Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of "unforeseeable emergency" as defined in the Plan.

     The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

     Deferred compensation attributable to the Plan may be invested in one or more investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.



                                   PROPOSAL 2


                            Selection Of Accountants

     Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected PricewaterhouseCoopers LLP, on January 23, 2003, to serve in the capacity of independent public accountants, to examine the accounts, and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 2003.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

     The Trust has an Audit Committee of the Board of Trustees, whose composition and responsibilities are discussed above under "Information Regarding Trustees."

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF PricewaterhouseCoopers LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3a

                     Approval of a New Investment Management
                         Agreement Between the Trust and
                        Retirement System Investors Inc.


     Retirement System Investors Inc. ("Investors") currently serves as investment manager for the Trust pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 2, 2002 between the Trust and Investors. The Current Management Agreement was approved by Trust Unitholders at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under Section 2(a)(19) of the 1940 Act, at its meeting on July 23, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the Fund, and that Investors may, with the approval of the Trustees and Fund Participants, retain one or more sub-advisers to provide such portfolio management services to each Investment Fund, other than the Core Equity Fund (see Proposal 8, below) , subject to oversight by Investors. The Trust does not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Trust.

     Retirement System Group Inc. ("RSGroup(R)"), the parent company of Investors expects to enter into a definitive agreement with Sunrise Services Corp. ("Sunrise") and a wholly-owned subsidiary of Sunrise ("Sunrise Acquisition"), whereby Sunrise has agreed to acquire RSGroup(R) and its wholly-owned subsidiaries, including Investors (the "Acquisition"). Pursuant to the terms and subject to the conditions set forth in the proposed agreement, Sunrise Acquisition will merge with RSGroup(R) and the merged entity will continue the business of RSGroup(R) and its wholly-owned subsidiaries, under the name RSGroup(R). The Acquisition is subject to execution of a definitive agreement and Plan of Merger and the approval of the stockholders of RSGroup(R). If RSGroup(R) stockholders approve the Acquisition, it is anticipated that the closing will take place in November or December 2003. As a result of the Acquisition, Investors will become an indirect wholly-owned subsidiary of Sunrise.

Under the 1940 Act, a transaction that results in a change of control or management of a fund's investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of its assignment. If the Acquisition occurs it will constitute a "change in control" of Investors for purposes of the 1940 Act and, as a result, the Current Management Agreement will automatically terminate. In addition, each of the current sub-advisory agreements (each, an "Existing Sub-Advisory Agreement") between Investors and each of Batterymarch, BIAM and Neuberger Berman (including Neuberger Berman following its acquisition as described in Proposal No. 5) (each, a "Sub-adviser") provides for termination upon assignment. Accordingly, each of the Existing Sub-Advisory Agreements will also terminate upon the closing of the Acquisition. New Sub-Advisory Agreements are therefore also being separately proposed for approval and are described in Proposal Nos. 3b -d. Unitholders of Emerging Growth Equity Fund are also being asked, in addition, to approve certain changes to its sub-advisory arrangements following the acquisition of Neuberger Berman. These changes are described in Proposal No. 5 and are not related to the Acquisition of Investors.

     Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     1. An "unfair burden" must not be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than fees for bona fide principal underwriting services).

     2. During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

     On September 25, 2003, the Board of Trustees, including a majority of Independent Trustees, approved a new Investment Management Agreement between the Trust and Investors, ("New Investment Management Agreement") to be effective upon the closing of the Acquisition. The New Investment Management Agreement is identical in all material respects to the Current Management Agreement except for the effective date. The New Investment Management Agreement will take effect only if the Acquisition closes. If the Acquisition does not close, the Current Management Agreement with investors will remain in effect. (See Proposal 8, below, addressing the Core Equity Fund.)

     If the Acquisition occurs, to proceed under the New Investment Management Agreement between the Trust and Investors, Unitholders will need to approve the Agreement. If Unitholders do not approve the New Investment Management Agreement, and the Acquisition occurs, the Trustees will take appropriate action after reviewing the available alternatives, including, among others, entering into an interim investment management agreement and/or resoliciting unitholder approval.

     The Trustees, including a majority of the Independent Trustees, most recently approved the Current Manager Agreement at the July 24, 2003 Board meeting. The agreement was initially approved by Trust Unitholders for a two-year term at a meeting held on July 31, 1993. The Current Management Agreement provides that Investors shall supply portfolio management services to the Trust's Investment Funds, and that Investors may, with the approval of the

Trustees and the Unitholders retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors.

     In approving the New Investment Management Agreement, the Board, including a majority of the Independent Trustees, reconsidered the above factors. The Board also considered the fact that the New Investment Management Agreement is the same as the Current Management Agreement in all material respects, including the rate of compensation. Because the New Investment Management Agreement is the same as the Current Management Agreement in all material respects, the Board of Trustees of the Trust, including the Independent Trustees, approved the New Investment Management Agreement.

         Information Concerning the New Investment Management Agreement

     Under the New Investment Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the 1940 Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policies of the Investment Funds, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Investment Funds and the purchase and sale of their portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented. A copy of the new Investment Management Agreement is annexed as Exhibit A.

     In making their determination regarding the nature and quality of Investors' services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by Investors' research teams. The Trustees received reports prepared independently by Investors, showing comparative fee and performance information of the Funds, peer groups, and rankings within the relevant categories. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund, manager and sub-adviser, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by Investors, staffing, and the resources of Investors and its affiliates in executing the services. The Trustees analyzed the structure and duties of Investors' accounting, operations, legal and compliance departments. The Trustees reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by Investors. Where applicable, the Trustees considered that the Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to Investors' organization, the Board reviewed the firm's profitability and financial condition, and the Trustees considered Investors' relationships with its affiliates and the resources available to them.

     Based on their evaluation of all material factors, the Trustees, including a majority of the Independent Trustees, concluded that the advisory fee structures were fair and reasonable, and that the New Investment Management Agreement should be approved.

     Information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal officers, is set forth later in this proxy Statement under "Information Concerning Investors."

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT



                                PROPOSALS 3b - 3d

                     Approval of New Sub-Advisory Agreements

Background

The Board of Trustees is submitting for approval New Sub-Advisory Agreements between Investors and each of the Sub-advisers, the terms of which are identical in all material respects to each Existing Sub-Advisory Agreement.

As described above in Proposal No. 3a, each Existing Sub-Advisory Agreement will terminate automatically upon assignment. Accordingly, New Sub-Advisory Agreements between Investors and each Sub-Adviser to take effect upon the Acquisition are being proposed for approval, even though those agreements will be identical in all material respects to, and essentially a continuation of, the Existing Sub-Advisory Agreements between Investors and the respective Sub-Adviser. (The Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements are herein after sometimes collectively referred to as the "Sub-Advisory Agreements.")

Unitholders of Emerging Growth Equity Fund are also being asked, in addition, to approve certain changes to its Sub-Advisory arrangements following the acquisition of Neuberger Berman. These changes are described in Proposal No. 5 and are not related to the Acquisition of Investors. Approval of this Proposal No. 3d with respect to Neuberger Berman will constitute approval of a new Sub-Advisory Agreement between Investors and Neuberger Berman both before and after Neuberger Berman's acquisition.

                   Approval Of The New Sub-Advisory Agreements

As described below, the Trustees are proposing that Unitholders approve New Sub-Advisory Agreements between Investors and each Sub-Adviser, to become effective as of the Acquisition. A description of the New Sub-Advisory Agreements and the services to be provided by the Sub-Advisers is set forth below. This description is qualified in its entirety by reference to the New Sub-Advisory Agreements attached to this Proxy Statement as Exhibits B, C and D.

     As more fully described below, the proposed New Sub-Advisory Agreements, including sub-advisory fees, are identical in all material respects to the Existing Sub-Advisory Agreements. The New Sub-Advisory Agreements differ from the Existing Sub-Advisory Agreements only with respect to the effective dates and the names of the successor entities that are parties to the agreements.

     At a meeting held on September 25, 2003, the Board of Trustees, including all the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreements. In determining to approve the New Sub-Advisory Agreements, the Board of Trustees evaluated the factors they deemed relevant with respect to each applicable New Sub-Advisory Agreement, including the factors described in Proposal No. 3a, with respect to the New Investment Management Agreement. In addition, the Trustees considered the fact that the terms of the Acquisition do not contemplate any changes in the overall form of the sub-advisory contracts or sub-advisory fees and that the Acquisition will have no effect with respect to the operations of any of the Sub-advisers, since they are independent of Investors.

                       Information About The Sub-Advisers

     Set forth below is information concerning Batterymarch, its address and the names of its principals and their official titles, including a brief description of the organization.

     Batterymarch Financial Management Inc., 200 Clarendon Street, Boston, MA 02116, is a wholly owned subsidiary of Legg Mason, Inc., a diversified financial services company. Batterymarch was founded in 1969 to manage U.S. equity portfolios for institutional clients. Batterymarch currently manages approximately $6.8 billion in assets. The name and principal occupation of each of Batterymarch's directors and its principal executive officer, each of whose address is in care of Batterymarch, is as follows:



                                                                 Principal
Name                           Title                             Occupation
-----                          -----                             ------------
William L. Elcock              Chief Executive Officer           Chief Executive Officer,
                                                                 Batterymarch; Senior

                         18

                                                                 Portfolio Manager and
                                                                 Director

Tania Zouikin                  Chairman and Director             Chairman and Director,
                                                                 Batterymarch

Edward A. Taber III            Director                          Senior Executive Vice
                                                                 President and Head of
                                                                 Institutional Asset
                                                                 Management, Legg
                                                                 Mason, Inc.; Senior
                                                                 Executive Vice
                                                                 President and
                                                                 Director, Legg Mason
                                                                 Wood Walker,
                                                                 Incorporated;
                                                                 Vice Chairman and
                                                                 Non-Employee
                                                                 Director, Legg Mason
                                                                 Fund Adviser, Inc.;
                                                                 Chairman and
                                                                 Non-Employee
                                                                 Director, LM
                                                                 Institutional
                                                                 Advisers, Inc.

Deepak Chowdbury               Director                          Chief Executive Officer
                                                                 and Director, Legg
                                                                 Mason Investors Asset
                                                                 Managers, plc; Vice
                                                                 President, Legg Mason
                                                                 Fund Adviser, Inc.;
                                                                 Senior Vice
                                                                 President, Legg Mason
                                                                 Wood Walker,
                                                                 Incorporated

Timothy C. Scheve              Director                          Senior Executive Vice
                                                                 President, Legg
                                                                 Mason, Inc.; Senior
                                                                 Executive Vice
                                                                 President and
                                                                 Director, Legg Mason
                                                                 Wood Walker,
                         19

                                                                 Incorporated;
                                                                 President and
                                                                 Director, Legg Mason
                                                                 Tower, Inc.

     The following table shows another mutual fund similar to the Emerging Growth Equity Fund and advised by Batterymarch.

Name of                           Size of               Advisor                Contractual Fee
Fund                              Fund                  Fee Rate               Waiver or Reduction
-------                           --------              ----------             --------------------
Batterymarch U.S. Small
Capitalization Equity               $    million              ____%               ____
Portfolio                           ----


     Set forth below is information concerning BIAM, its address and the names of its principals and their official titles, including a brief description of the organization.

     BIAM, 20 Horseneck Lane, Greenwich, CT 06830, is a wholly owned subsidiary of the Bank of Ireland Group, the address of which is 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM is part of Bank of Ireland Asset Management Group, established in 1966. The group began managing portfolios for their North American based clients in 1989 and currently manages over $16 billion in global and international equity and fixed-income products.

     BIAM uses a team approach to manage international equity portfolios. The central decision-making group is comprised of senior analysts under the leadership of BIAM's Chief Investment Officer. Within BIAM's fundamental and value-driven philosophy, the investment approach focuses on bottom-up stock selection within a framework of economic themes. The names of each of BIAM's directors and its principal officers, each of whose address is in care of BIAM, is as follows:

      Name                             Title
      ----                             -----
      William Raymond Cottor           Director and Chief Executive Officer
      Denis Curran                     Director and President
      Gerald Francis Colleary          Director and Senior Vice President
      Denis Patrick Donovan            Director and Senior Vice President
      Michael Christopher Reilly       Director and Chief Investment Officer
      Thomas Aloysius Finley           Director

In addition to acting as Sub-Adviser to the International Equity Fund, BIAM acts as an investment manager for the following funds, each of which has an investment objective similar to the International Equity Fund. For the year ended December 31, 1998, BIAM was compensated as follows:

Name of Fund                    Size of Fund                 Advisor Fee Rate             Contractual Fee Waiver or
                                                                                          Reduction?
Allmerica Select                First $50 million 0.45%;     $506.1 million
International Equity Fund       Next $50 million 0.40%;
                                Over $100 million 0.30%
                                                                                              ----------

SAFECO International Stock      First $50 million 0.60%;     $20.2 million
Fund                            Next $50 million 0.50%;
                                Over $100 million 0.40%
                                                                                              ----------

American Odyssey                First $50 million 0.45%;      $305.5 million
International Equity Fund       Next $50 million 0.40%;
                                Over $100 million 0.30%
                                                                                              ----------

The Irish Investment Fund Inc.  First $100 million 0.75%;     $114.9 million
                                Over $100 million 0.50%

                                                                                              ----------

Berger/BIAM                     0.90%                        $520.2 million                   __________


                     Information Concerning Neuberger Berman

For information concerning Neuberger Berman, please see Proposal no. 5.


                Information About The New Sub-Advisory Agreements

     As stated above, the New Sub-advisory Agreements are attached to this Proxy Statement as Exhibits B, C and D. Under each New Sub-advisory Agreement, which is identical in all material respects to each respective Existing Sub-Advisory Agreement, the Sub-Adviser will manage the investment and reinvestment of the assets of the respective fund, or portion of the Fund for which it is responsible, subject to the oversight and review of Investors and consistent with the investment objectives and policies of the Fund as set forth in the current Prospectus of the Trust and as specified in writing from time to time by the Trustees and Investors. The Sub-Adviser is also required to consult with Investors or the Board of Trustees, as Investors or the Board of Trustees shall reasonably request with respect to the overall investment policy of the

Fund. Under the Sub-Advisory Agreements, Investors has agreed to indemnify the Sub-Adviser generally against all claims arising from any error or omission on the part of Investors or another Sub-Adviser and from the Subadviser's acts or omissions made in reliance on any certain writings or instructions by Investors or the Trustees, except by reason of willful misfeasance, bad faith, negligence or gross negligence by the Subadviser in the performance of its duties under the Sub-Advisory Agreement, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The following table sets forth the fees that the Investors pays each Subadviser under the Sub-Advisory Agreements on a monthly basis with respect to each applicable Fund, computed on average daily net assets, at an annual rate, and the total subadvisory fees paid to the Subadviser pursuant to the Existing Sub-Advisory Agreement for the fiscal year ended September 30, 2002.

     The rate of the subadvisory fees under the New Sub-Advisory Agreements is the same rate that was in effect under the Existing Sub-Advisory Agreements.










Under the terms of the Sub-Advisory Agreements, generally, the Subadvisers shall not be liable to the Investors, the Trust or to any other person for any acts or omissions in the course of, or connected with, the services rendered under the respective agreements, including, without limitation, any error of judgment or mistake of law, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties and obligations thereunder.

     If approved by the Unitholders, each New Sub-Advisory Agreement will continue in effect for a period of two years from the Acquisition, and from year to year thereafter as to each applicable Fund for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, and (ii) the vote of a majority of Trustees who are not parties to the New Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the New Investment Management Agreement of the respective Fund. The New Sub-Advisory Agreements may be terminated by the Trust, Investors or the respective Subadviser upon the specified written notice contained in the New Sub-Advisory Agreement.

     The Existing Sub-Advisory Agreement between Investors and Batterymarch is dated as of October 2, 2003 and was submitted to Unitholders on February 27, 2003. The Existing Sub-Advisory Agreement between Investors and BIAM is dated as
of            , 1999 and was submitted to Unitholders on         , 1999. The
Existing Sub-Advisory Agreement between Investors and Neuberger Berman is dated as of October 1, 2002 and was submitted to Unitholders on February 27, 2003.

     If any of Proposal Nos. 3b - 3d is not approved by the Unitholders and the Acquisition is otherwise consummated, the Trustees will determine the appropriate actions to be taken with respect to such applicable Fund's subadvisory arrangements at that time.

THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF EACH PROPOSED NEW SUB-ADVISORY AGREEMENT


                                   PROPOSAL 4

                     Approval of a New "Manager of Managers"
                     Investment Management Agreement between
                 The Trust and Retirement System Investors Inc.


                                   Background

     Under the 1940 Act, the investment adviser for a mutual fund cannot enter into a sub-advisory agreement with a sub-adviser for the fund, or materially amend an existing sub-advisory agreement, without the affirmative vote of the fund's shareholders. Under a "manager of managers" structure, a fund's investment adviser is responsible for selecting, monitoring, and, if necessary, replacing one or more sub-advisers for the fund, subject to approval by the fund's board of trustees, but without approval by a fund's shareholders. Thus, in a "manager of managers" structure, the fund's shareholders rely on the fund's investment adviser to select the sub-advisers who will manage the fund's assets, rather than looking to the investment adviser to manage these assets directly.

     At a meeting of the Board of Trustees held on September 25, 2003, the Board approved the filing of an application (the "Application") with the Securities and Exchange Commission (the "SEC") seeking an order exempting the Trust and its investment manager, Retirement System Investors Inc. ("Investors"), from certain provisions of the 1940 Act (the "Order"), in order to operate in a "manager of managers" structure. It is anticipated that the SEC will grant the Order, although there is no assurance that this will be the case.


                 Operation of the Manager of Managers Structure

         If the SEC grants the Order and Fund Participants approve this proposal, the investment manager will be permitted, with the approval of the Fund's Board of Trustees, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under
Section 2(a)(19) of the 1940 Act, but without further Fund Participant approval, to:

     o enter into sub-advisory agreements with one or more sub-advisers for a Fund;

     o materially amend such sub-advisory agreements, including changing the compensation payable by the investment manager to the sub-adviser or sub-advisers;

     o terminate such sub-advisory agreements, and enter into new sub-advisory agreements with replacement sub-advisers; and

     o enter into a new sub-advisory agreement with an existing sub-adviser whose sub-advisory agreement has automatically terminated pursuant to the 1940 Act due to its deemed "assignment" upon a change in control of the sub-adviser.

     You should note that the Trust's relationship with the investment manager will not change; the Trust will not be permitted to enter into a new investment management agreement with a new investment manager without the affirmative vote of Fund Participants. In addition, the investment management agreement between the Trust and its investment manager will not be able to be materially amended without the affirmative vote of Fund Participants. This means, among other things, that the compensation payable by the Trust to the investment manager under the investment management agreement cannot be increased without Participant approval.

     You also should note that changes in sub-advisory fees, which will be able to be made without Fund Participant approval, do not result in changes to advisory fees, since sub-advisory fees are paid by the investment manager to the sub-adviser, and are not paid directly by the Funds.

     If the Order is granted and Fund Participants approve this proposal, the Trust's investment manager will continue to have ultimate responsibility to oversee each Fund's sub-advisers and to recommend their hiring, termination, and replacement. The investment manager also will have overall supervisory responsibility for the general management and investments of the Funds and, subject to the review and approval by the Board of Trustees, will:

     o    set each Fund's overall investment strategies;

     o evaluate, select and recommend sub-advisers to manage all or part of a Fund's assets;

     o monitor and evaluate the investment performance of a Fund's sub-advisers; and

     o implement procedures reasonably designed to insure that a Fund's sub-advisers comply with the Fund's investment objectives, policies and restrictions.

                             Conditions to the Order

     If the SEC grants the Order, it is expected to contain several conditions with which the Trust and its investment manager will be required to comply. These conditions include the following:

     o The investment manager will not enter into a sub-advisory agreement on behalf of a Fund with any affiliated sub-adviser, unless the agreement, including the compensation to be paid thereunder, has been approved by the Fund's Participants.

     o At all times, a majority of the Fund's Board of Trustees will be Independent Trustees. In addition, the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

     o No trustee or officer of a Fund or director of officer of its investment manager will own directly or indirectly (other than through certain pooled investment vehicles) any interest in a sub-adviser for the Fund except for (1) the ownership of interests in the investment manager or any entity that controls, is controlled by, or is under common control with the investment manager, or (2) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is the Fund's sub-adviser or an entity that controls, is controlled by or is under common control with the sub-adviser.

     o Within 90 days of the hiring of any new sub-adviser, the Fund's investment manager will furnish the Fund's Participants all the information about the new sub-adviser that would be included in a proxy statement. The disclosure will include any changes in such information caused by the addition of the new sub-adviser.

                   Advantages of Manager of Managers Structure

     The Board of Trustees approved the filing of the Application because it determined that implementation of the proposed "manager of managers" structure would be in the best interests of each Fund's Participants. This structure will enable the Trust's investment manager, with the Board's approval, to change a Fund's sub-adviser(s) when it believes performance or other factors so warrant, without incurring the expense and delay associated with holding a Fund Participants meeting to approve the change.

     In addition, in approving the filing of the Application, the Board of Trustees took note of the Fund Participant-protective conditions that the Order is expected to include, as described under the caption "Conditions to the Order" above. The Board of Trustees also took into account the fact that the investment management fee for the Fund will not change, nor will the other fees and expenses borne by Fund Participants, if the Order is granted and Fund Participants approve this proposal.

     Investors currently serves as investment manager for each of the Funds (except the Core Equity Fund) pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 2, 2002 between the Trust, on behalf of each of the Funds, and

Investors. The Current Management Agreement was approved by Participants of each Fund at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of Independent Trustees, at its meeting on July 24, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the Funds, and that Investors may, with the approval of the Trustees and the Fund Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors.

     At a meeting of the Board of Trustees held on September 25, 2003 the Board, including a majority of Independent Trustees, in connection with approving the filing of the Application, approved a new investment management agreement between the Trust and Investors for all of the Trust's Funds (the "Manager of Managers Agreement"). The proposed Manager of Managers Agreement will replace the Current Management Agreement. A copy of the Manager of Managers Agreement is annexed as Exhibit E.

        Information Concerning the Proposed Manager of Managers Agreement

     The terms and conditions of the Manager of Managers Agreement are substantially similar in all material respects to the terms and conditions of the Current Management Agreement, with the following two exceptions:


     1.   Sub-Advisory Fee Schedule


     Schedule I of the Current Management Agreement contains the fee rates that the investment manager receives from the Funds and the fee rates that sub-advisers receive from the investment manager. The Funds do not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Funds.


     In order to facilitate the proposed manager of managers structure, Schedule I of the Manager of Mangers Agreement contains only the fee rates that the investment manager receives from the Funds. By removing the sub-advisory fee rates from the Current Management Agreement, the Manager of Managers Agreement permits Investors to negotiate or enter directly into sub-advisory agreements with existing or potential sub-advisers without the delay and cost of obtaining Participant approval. Investors will continue to provide the same services under the Manager of Managers Agreement as those provided under the Current Management Agreement and will receive the same compensation for such services.


     2.   Ability to Retain Sub-Advisers Without Fund Participant Approval


     Under the Current Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the 1940 Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policies of the Funds, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Funds and the purchase and sale of their portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented.

     Investors will continue to perform substantially similar supervisory services under the Manager of Managers Agreement as those provided under the Current Management Agreement, subject to the supervision of the Trust's Board of Trustees, except as otherwise permitted under the terms of any exemptive relief obtained by Investors from the SEC, such as the Order. Specifically, in order to facilitate the proposed manager of managers structure, the Manager of Managers Agreement permits Investors to retain sub-advisers to provide investment management services to one or more of the Funds, subject to Board approval, but without Fund Participant approval.

     The Board, including a majority of the Independent Trustees, approved the continuation of the Current Management Agreement on July 24, 2003. In approving the continuation of the Current Management Agreement, the Board, including the Independent Trustees, considered (1) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by the adviser or its affiliates in connection with providing services to the Trust; (2) the Trust's investment performance compared to a selected peer group, and to an appropriate index or combination of indices; (3) the nature, quality, cost and extent of administrative and shareholder services performed by Investors and affiliated companies; (4) the Trust's expense ratio, and expense ratios of similar funds; (5) economics of scale; (6) the terms of the agreement; and (7) the overall organization of Investors, as well as Investors' profitability and financial condition.

     In making their determination regarding the nature and quality of Investors' services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by Investors' research teams. The Trustees received reports prepared independently by Investors, showing comparative fee and performance information of the Funds, peer groups, and rankings within the relevant categories. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund, manager and sub-adviser, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by Investors, staffing, and the resources of Investors and its affiliates in executing the services. The Trustees analyzed the structure and duties of Investors' accounting, operations, legal and compliance departments. The Trustees reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by Investors. Where applicable, the Trustees considered that the Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to Investors' organization, the Board reviewed the firm's profitability and financial condition, and the Trustees considered Investors' relationships with its affiliates and the resources available to them.

     Based on their evaluation of all material factors, the Trustees, including a majority of the Independent Trustees, concluded that the advisory fee structures were fair and reasonable, and that the Current Management Agreement should be continued.

     In evaluating the proposal to approve the Manager of Managers Agreement, the Board, including a majority of the Independent Trustees, reconsidered the above factors. The Board also considered the fact that the terms and conditions of the Manager of Managers Agreement are substantially similar in all material respects to the terms and conditions of the Current Management Agreement. Finally, the Board considered the fact that Investors will be compensated at management fee rates that will result in management fees payable by the Investment Funds that would be substantially similar in dollar amounts to the amounts paid in fiscal year 2002, assuming the Investment Funds remain at the asset levels at which they were during that fiscal year. In order to provide for additional flexibility for the manager to negotiate sub-advisory agreements, the Trust proposes to pay the manager a flat fee with respect to several of the Investment Funds, as shown below. In light of all these considerations, the Trustees concluded that approval of the proposed Manager of Managers Agreement with Investors was in the best interests of the Trust and the Trust Participants. After taking all of the above factors into consideration, the Trustees, including a majority of the Independent Trustees, approved the Manager of Managers Agreement.

                       Fee (% of Average Daily Net Assets)

Current                                                       Proposed

Actively Managed Bond Fund
    First $50 Million                        .40%        All Assets         .35%
    Next $100 Million                        .30
    Over $150 Million                        .20

Intermediate-Term Bond Fund
    First $50 Million                        .40%        All Assets         .40%
    Next $150 Million                        .30
    Over $200 Million                        .20

Short-Term Investment Fund
    First $50 Million                        .25%        All Assets         .25%
    Over $50 Million                         .20

                                       28

Core Equity Fund and Value Equity Fund
     First $50 Million                       .60%        First $50 Million  .60%
     Next $150 Million                       .50         Next $150 Million  .50
     Over $200 Million                       .40         Next $200 Million  .40


Emerging Growth Equity Fund
     40% of Assets                          1.0%         All Assets        1.05%
     50% of Assets
         First $25 Million                  1.05%
         Next $75 Million                   0.90%
         Over $100 Million                  0.80%

International Equity Fund
    First $20 Million                        .95%         All Assets        .85%
    Next $30 Million                         .70
    Over $50 Million                         .55



     The following table shows the total advisory fees paid by each Fund to Investors for the fiscal year ended September 30, 2002, and fees payable under the proposed Manager of Managers Agreement.

       Fund                              Current                  Proposed

Core Equity Fund                         $804,954
Value Equity Fund                        $428,683
Emerging Growth Equity Fund              $673,610
International Equity Fund                $389,621
Actively Managed Bond Fund               $443,263
Intermediate-Term Bond Fund              $166,724
Short-Term Investment Fund               $49,480


     Information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners, is set forth later in this Proxy Statement under "Information Concerning Investors".



     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE MANAGER OF MANAGER STRUCTURE AND THE PROPOSED MANAGER OF MANAGER AGREEMENT.

                                   PROPOSAL 5

               Approval of a New Investment Sub-Advisory Agreement
                  between Retirement System Investors Inc. and
                        Neuberger Berman Management Inc.

(Proposal to be voted on by Participants of the Emerging Growth Equity Fund only)

     Retirement System Investors Inc. ("Investors") currently serves as investment manager for the Emerging Growth Equity Fund (the "Fund") pursuant to an Investment Management Agreement (the "Current Management Agreement") dated October 2, 2002 between the Trust, on behalf of the Fund, and Investors. The Current Management Agreement was approved by Participants of the Fund ("Fund Participants") at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under
Section 2(a)(19) of the Act, at its meeting on July 23, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the Fund, and that Investors may, with the approval of the Trustees and Fund Participants, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. The Trust does not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Trust.

     Since October 2, 2002, Neuberger Berman Management Inc. ("NB Management") has provided portfolio management services to 40% of the assets of the Fund. NB Management provides these services pursuant to an investment sub-advisory agreement (the "NB Sub-Advisory Agreement") between Investors and NB Management that was approved by Fund Participants on February 27, 2003 and by the Board of Trustees, including a majority of Independent Trustees, at its July 24, 2003 meeting.

     On July 21, 2003, Neuberger Berman Inc. ("Neuberger Inc."), the parent company of NB Management, entered into a definitive agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") and a wholly owned subsidiary thereof ("Lehman Subsidiary") whereby Lehman Brothers has agreed to acquire Neuberger Inc. (the "Acquisition"). Pursuant to the terms and subject to the conditions set forth in that agreement, Neuberger Inc. will merge with and into Lehman Subsidiary with Lehman Subsidiary continuing as the surviving corporation. Lehman Subsidiary will then change its name to, and continue the business of, Neuberger Inc. The Acquisition is subject to the approval of the stockholders of Neuberger Inc. If Neuberger Inc. stockholders approve the Acquisition it is anticipated that the closing will take place in October or November, 2003. As a result of the Acquisition, NB Management will become an indirect wholly owned subsidiary of Lehman Brothers.

     Under the 1940 Act, a transaction that results in a change of control or management of a fund's investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement will automatically terminate in the event of its assignment. If the

Acquisition occurs it will constitute a "change in control" of NB Management for purposes of the 1940 Act and, as a result, the NB Sub-Advisory Agreement will automatically terminate. Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     1. An "unfair burden" must not be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than fees for bona fide principal underwriting services).

     2. During the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

     On September 25, 2003, the Board of Trustees, including a majority of Independent Trustees, approved a new investment sub-advisory agreement between the Fund and NB Management ("New NB Sub-Advisory Agreement") to be effective upon the closing of the Acquisition. The New NB Sub-advisory Agreement is identical in all material respects to the current NB Sub-Advisory Agreement except for the effective date. The New NB Sub-advisory Agreement will take effect only if the Acquisition closes. If the Acquisition does not close, the current NB Sub-Advisory Agreement will remain in effect.

     If the Acquisition occurs, to proceed under the New NB Sub-Advisory Agreement between the Fund and NB Management, Fund Participants will need to approve the Agreement. If Fund Participants do not approve the New NB Sub-Advisory Agreement, and the Acquisition occurs, the Board of Trustees will take appropriate action after reviewing the available alternatives, including, among others, entering into an interim investment sub-advisory agreement and/or resoliciting unitholder approval. Unitholders of Emerging Growth Equity Fund are also being asked, in addition, to approve certain changes to its management arrangements following the acquisition of Investors. These changes are described in Proposal No. 3b - 3d and are not related to the Acquisition of Neuberger Berman. Approval of this Proposal No. 5 with respect to Neuberger Berman will constitute approval of a new Sub-Advisory Agreement between Neuberger Berman and Investors both before and after the acquisition of Investors.

     The Board, including a majority of the Independent Trustees, initially approved the current NB Sub-Advisory Agreement at the September 26, 2002 Board meeting. The agreement was initially approved for a two-year term and took effect on October 2, 2002. In evaluating the proposal to approve the current NB Sub-Advisory Agreement, the Board of Trustees considered various factors, including the qualifications of NB Management to provide sub-advisory services, including the credentials and investment experience of the officers and employees responsible for the day-to-day management of the Fund's portfolio; the investment capabilities of the sub-advisor in managing a portfolio of companies with small market capitalizations, including rapidly growing, emerging companies; and the historical performance record of NB Management in managing other portfolios over time.

     In approving the New NB Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, reconsidered the above factors. The Board also considered the fact that the New NB Sub-Advisory Agreement is the same as the current NB Sub-Advisory Agreement in all material respects, including the rate of compensation. Because the New NB Sub-Advisory Agreement is the same as the current NB Sub-Advisory Agreement in all material respects, the Board of Trustees of the Trust, including the Independent Trustees, approved the New NB Sub-Advisory Agreement.

            Information Concerning the New NB Sub-Advisory Agreement

     Under the New NB Sub-Advisory Agreement, NB Management is required to manage the assets of the portion of the Fund allocated to it, subject to and consistent with the investment objectives and policies of the Fund as set forth in the current prospectus of the Trust and as specified in writing from time to time by the Trustees or Investors. NB Management is also required to consult with Investors or the Trustees as Investors or the Trustees shall reasonably request with respect to the overall investment policy of the Fund.

     Under the New NB Sub-Advisory Agreement, Investors pays NB Management 0.80% of the Fund's average net assets. This is the same sub-advisory fee rate that Investors pays NB Management under the current NB Sub-Advisory Agreement. A copy of the New NB Sub-Advisory Agreement is annexed as Exhibit D.


                      Information Concerning NB Management

     Set forth below is information concerning NB Management, its address and the names of its principal executive officer, directors and their principal occupations, and a brief description of the organization.

     NB Management, 605 Third Avenue, New York, NY 10158, a wholly owned subsidiary of Neuberger Inc. and its predecessor firms, dating to 1939, have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management and also wholly owned by Neuberger Inc., may act as a broker in the purchase and sale of the Fund's securities, and provides NB Management with certain assistance in the management of the Fund's portfolio without added cost. As of June 30, 2003, NB Management and its affiliates managed approximately $64 billion in assets. The name and principal occupation of each of NB Management's directors and its principal executive officer, each of whose address is in care of NB Management, is as follows:

                                                                               Principal
  Name                                    Title                               Occupation
-------                                  -------                             -------------
Jeffrey B. Lane                          Director                               President, Chief Executive Officer
                                                                                and Director, Neuberger Inc.
Robert Matza                             Director                               Executive Vice President, Chief
                                                                                Operating Officer and Director,
                                                                                Neuberger Inc.
Jack L. Rivkin                           Chairman and Director                  Executive Vice President and Chief
                                                                                Investment Officer, Neuberger Inc.
Heidi L. Steiger                         Director                               Executive Vice President, Neuberger
                                                                                Inc.
Peter E. Sundman                         President and Director                 Executive Vice President, Neuberger
                                                                                Inc.

     As stated above, if the Acquisition occurs, NB Management will become an indirect wholly owned subsidiary of Lehman Brothers. Lehman Brothers, a publicly traded company, is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. Lehman Brothers is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers and its affiliates managed over $46.7 billion of client assets as of June 1, 2003. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

     The following table shows other mutual funds that are similar to the Fund and advised by NB Management.


           Name of                       Size of                     Advisory             Contractual Fee Waiver or
            Fund                          Fund                       Fee Rate                     Reduction
Neuberger Berman Fasciano
Fund                                  $208 million                    0.850%*                        Yes


AMT Fasciano Fund                       $721,000                      0.850%*                        Yes

* Advisory fee will be reduced with respect to assets under management exceeding $500 million.

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NEW NB SUB-ADVISORY AGREEMENT.


                                   PROPOSAL 6

                     Approval of a New Investment Management
                         Agreement between the Trust and
                        Dresdner RCM Global Investors LLC

     (Proposal to be voted on by Participants of the Core Equity Fund only)

                                    Overview

     On August 26, 2003, the Board of Trustees (the "Board") of the Trust met and approved several changes relating to the investment management of the Core Equity Fund (the "Fund"). The Board approved the termination of the Trust's investment management agreement (the "Current Management Agreement") with Investors with respect to Investors' services as investment manager and portfolio manager of the Fund and approved two new investment managers to replace Investors, effective September 15, 2003. Investors remains investment manager to all other Investment Funds in the Trust. Portfolio management of the Fund will be split, 60% - 40%, between two new portfolio managers, Dresdner RCM Global Investors LLC ("Dresdner") and Northern Trust Investments, N.A. ("Northern Trust"), respectively.

     From August 1, 1990 until September 15, 2003, Investors directly managed the Fund. During most of that period the Fund had the same portfolio manager. Overall, the Fund had performed well and the Board viewed favorably the investment management services that Investors had provided to the Fund. Nevertheless, because of both structural and performance related issues concerning the Fund's portfolio management during the past year, the Board determined that it was in the best interest of the Fund and the Unitholders of the Fund, to hire Dresdner and Northern Trust as new portfolio management teams for the Fund. However, with Investors serving as investment manager under the Current Management Agreement, Investors could hire Dresdner and Northern Trust as sub-advisers for the Fund only pursuant to a vote of Fund Unitholders. The Board determined that the most expeditious way to change the Fund's portfolio management would be to terminate the Current Management Agreement with respect to Investors' service as investment manager with respect to the Fund and enter into interim investment management agreements with Dresdner and Northern Trust, pending a vote of Fund Unitholders.

     The Board further determined that, in the future, with new portfolio management teams in place, it would be in the best interest of the Fund and Fund Unitholders for Investors to assume the role as the Fund's investment manager with Dresdner and Northern Trust assuming the roles as the Fund's sub-advisers, subject to approval by the Fund's Participants. Therefore, the Board, including a majority of trustees who are not "interested persons" ("Independent Trustees") as that term is defined under Section 2(a)(19) of the 1940 Act, approved the interim investment management agreements with certain provisions that would enable Dresdner and Northern Trust to assume sub-advisory roles subject to the Fund rehiring Investors as the Fund's investment manager. (See, Proposal 8, below.)


                                    Dresdner

     At the August 26, 2003 meeting, the Board, including a majority of the Independent Trustees, approved an interim investment management agreement, effective as of September 15, 2003 between the Trust and Dresdner (the "Interim Dresdner Management Agreement"). Pursuant to rules under the 1940 Act, Dresdner may continue to act as investment manager with respect to the Fund for a period of 150 days after termination of the Current Management Agreement, provided that compensation to be received by Dresdner during this period does not exceed the compensation that would have been paid if the Current Management Agreement were still in effect. The rate of compensation to be paid to Dresdner under the Interim Dresdner Management Agreement is lower than that paid to Investors under the Current Management Agreement.

     In evaluating the proposal to appoint Dresdner as interim investment manager to the Fund, the Trustees considered various factors, including the qualifications of Dresdner to provide investment advisory services, the credentials and investment experience of Dresdner's officers and employees who will be responsible for the day-to-day management of the Fund's portfolio, and the historical performance record of Dresdner in managing other portfolios over time. The Trustees also considered the advisory fee payable under the Interim Dresdner Management Agreement as compared with the advisory fee payable under the Current Management Agreement. The Trustees considered the fact that the proposed advisory fee rate payable under the Interim Dresdner Management Agreement is lower than the rate payable under the Current Management Agreement for current asset levels. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Fund to Dresdner with respect to the portion of the Fund advised by Dresdner.


                       Investment Management Fee Schedules

Current Management Agreement

          Core Equity Fund                  Percentage of Average Daily
           Assets Managed                  Net Assets Payable to Investors
          ----------------                 --------------------------------
          First $50 million                         0.60%
          Next $150 million                         0.50%
          Over $200 million                         0.40%



Interim Dresdner Management Agreement

                                             Percentage of Average
          Core Equity Fund                       Daily Net Assets
           Assets Managed                      Payable to Dresdner
          ----------------                   ----------------------
          First $100 million                       0.40%
          Next $300 million                        0.25%
          Next $600 million                        0.20%
           Over $1 billion                         0.15%


              Pro Forma Comparison of Current Management Agreement
                                      with
                 Proposed Interim Dresdner Management Agreement

     The following table shows the dollar amount of investment management fees paid by the Fund during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amount of fees that would have been paid for the component of the Fund managed by Dresdner assuming the Interim Dresdner Management Agreement was in effect during the same period.



                                       Actual Investment          Pro-Forma Investment         Pro-Forma Fees as a
                                        Management Fees              Management Fees        Percentage of Actual Fees
                                       -----------------         ---------------------     --------------------------
Fee Payable by Fund to Investors
                                          $__________                     N/A                         N/A

Fee Payable by Fund to
Dresdner
                                              N/A                     $__________                   _____%

                      Information Concerning the Agreement

     Under the Interim Dresdner Management Agreement, Dresdner will manage its portion of the Fund using the same management approach described in the Prospectus. The Fund's investment objective will not change. Dresdner is also required to consult with the Trustees as the Trustees shall reasonably request with respect to the overall investment policy of the Fund. A copy of the Interim Dresdner Management Agreement is annexed as Exhibit F.

     After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Interim Dresdner Management Agreement with Dresdner.

                         Information Concerning Dresdner

     Set forth below is information concerning Dresdner, its address, and a brief description of the organization.

     Dresdner RCM Global Investors LLC is a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. Dresdner was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

     Dresdner is wholly owned by US Holdings. US Holdings, a registered investment adviser, is wholly owned by Dresdner Bank AG, which is a subsidiary of Allianz AG, an international financial services company based in Germany.

     The following table lists information regarding the principal executive officers and directors of Dresdner. The address of the persons listed below is Four Embarcadero Center, San Francisco, California 94111.

        Name                            Position with Dresdner
        ----                            ----------------------
        Udo Frank                  Managing Director; Chief Executive Officer;
                                   Member of Board of Managers and Executive
                                   Committee

        Robert J. Goldstein        Managing Director; Chief Operating Officer;
                                   General Counsel; Member of Board of Managers and Executive Committee

        Ian Vose                   Managing Director; Chief Investment Officer;
                                   Member of Board of Managers and Executive
                                   Committee

        Joanne L. Howard           Managing Director; Co-Chief Investment
                                   Officer of the Large Cap Growth Team;
                                   Member of Executive Committee

        Gary B. Sokol              Managing Director; Co-Chief Investment
                                   Officer of the Mid-Cap Team; Member of
                                   Executive Committee

     The following table shows other mutual funds that are similar to the Fund and advised by Dresdner:

 Name of        Size of           Advisor       Contractual Fee Waiver or
  Fund           Fund            Fee Rate               Reduction


              $--------           ----%


                                   PROPOSAL 7

                     Approval of a New Investment Management
                         Agreement between the Trust and
                        Northern Trust Investments, N.A.

     (Proposal to be voted on by Participants of the Core Equity Fund only)


                                    Overview

     As described in Proposal 6, above, on August 26, 2003, the Trust's Board met and approved several changes relating to the investment management of the Core Equity Fund (the "Fund"). The Board approved the termination of the Trust's Current Management Agreement with Investors with respect to Investors' services as investment manager and portfolio manager of the Fund and approved two new investment managers to replace Investors, effective September 15, 2003. Investors remains investment manager to all other Investment Funds in the Trust. Portfolio management of the Fund will be split, 60% - 40%, between two new portfolio managers, Dresdner and Northern Trust, respectively.

     Northern Trust will use an index approach in managing its portion of the Fund (the "Index Portion"), according to which it will seek to track the performance of the S&P 500 Index (the "Index"). The Fund's investment objective will not change.

     The Index Portion of the Fund managed by Northern Trust will be managed using a replication strategy, under which Northern Trust will seek to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings as the Index. Generally, securities in the Index Portion will not be changed other than in conjunction with changes in the Index, even if there are adverse developments concerning a particular security, company or industry. The Index Portion will be subject to "index risk" which means that the performance of the Index Portion of the Fund will be closely tied to the Index. If the Index loses value, it is likely that the performance of the Index Portion will go down as well. In addition, performance will not exactly match that of the Index because the Fund incurs operating expenses and investment overhead as part of its normal operations while an index is an unmanaged group of securities that does not have these expenses. The factors that can cause the Index Portion to perform differently from the Index are called tracking differences.

                                 Northern Trust

     At the August 26, 2003 meeting, the Board, including a majority of the Independent Trustees, approved an interim investment management agreement, effective as of September 15, 2003 between the Trust and Northern Trust (the "Interim Northern Trust Management Agreement"). Pursuant to rules under the 1940 Act, Northern Trust may continue to act as investment manager with respect to the Fund for a period of 150 days after termination of the Current Management Agreement, provided that compensation to be received by Northern Trust during this period does not exceed the compensation that would have been paid if the Current Management Agreement were still in effect. The rate of compensation to be paid to Northern Trust under the Interim Northern Trust Management Agreement is lower than that paid to Investors under the Current Management Agreement.

     In evaluating the proposal to appoint Northern Trust as interim investment manager to the Fund, the Trustees considered various factors, including the qualifications of Northern Trust to provide investment advisory services, the credentials and investment experience of Northern Trust's officers and employees who will be responsible for the day-to-day management of the Fund's portfolio, and the historical performance record of Northern Trust in managing other portfolios over time. The Trustees also considered the advisory fee payable under the Interim Northern Trust Management Agreement as compared with the advisory fee payable under the Current Management Agreement. The Trustees considered the fact that the proposed advisory fee rate payable under the Interim Northern Trust Management Agreement is lower than the rate payable under the Current Management Agreement for current asset levels. The following chart describes (1) the investment management fee rate payable under the Current Management Agreement, and (2) the investment management fee proposed to be payable by the Fund to Northern Trust with respect to the portion of the Fund advised by Northern Trust.

                       Investment Management Fee Schedules

Current Management Agreement


                    Core Equity Fund              Percentage of Average Daily
                     Assets Managed              Net Assets Payable to Investors
                    ----------------             -------------------------------

                    First $50 million                     0.60%
                    Next $150 million                     0.50%
                    Over $200 million                     0.40%

Interim Northern Trust Management Agreement

                                                       Percentage of Average
                    Core Equity Fund                      Daily Net Assets
                     Assets Managed                  Payable to Northern Trust
                    ----------------                 -------------------------

                    First $25 million                       0.16%
                     Next $25 million                       0.10%
                     Next $50 million                       0.06%
                    Over $100 million                       0.04%


              Pro Forma Comparison of Current Management Agreement
                                      with
              Proposed Interim Northern Trust Management Agreement

     The following table shows the dollar amount of investment management fees paid by the Fund during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amount of fees that would have been paid for the component of the Fund managed by Northern Trust assuming the Interim Northern Trust Management Agreement was in effect during the same period.



                                       Actual Investment         Pro-Forma Investment         Pro-Forma Fees as a
                                        Management Fees            Management Fees        Percentage of Actual Fees
                                       -----------------         ---------------------     --------------------------
Fee Payable by Fund to Investors
                                          $__________                     N/A                         N/A

Fee Payable by Fund to
Northern Trust

                                       40

                                              N/A                     $__________                   _____%


                      Information Concerning the Agreement

     Under the Interim Northern Trust Management Agreement, Northern Trust is required to manage the assets of the portion of the Fund allocated to it. Northern Trust will use an index approach in managing the Index Portion, according to which it will seek to track the performance of the Index. The Fund's investment objective will not change. Northern Trust is also required to consult with the Trustees as the Trustees shall reasonably request with respect to the overall investment policy of the Fund. A copy of the Interim Northern Trust Management Agreement is annexed as Exhibit G.

     After taking all of the above factors into consideration, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Interim Northern Trust Management Agreement with Northern Trust.

                      Information Concerning Northern Trust

     Set forth below is information concerning Northern Trust, its address, and a brief description of the organization.

     Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of The Northern Trust Company, which is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

     The directors and principal executive officers of Northern Trust, and their principal occupations, are shown below. The address of each director and officer is 50 South LaSalle Street, Chicago, Illinois 60675.


Name and Position with
Northern  Trust                                               Principal Occupation
-----------------------                                       --------------------
Stephen B. Timbers                                     Vice Chairman, Northern Trust Corporation and The Northern Trust
Chairman, President and                                Company; President, Northern Trust Global Investments
Chief Executive Officer

Carl J. Domino                                         Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Orie Leslie Dudley, Jr.                                Executive Vice President and Chief Investment Officer,

                                       41

Name and Position with
Northern  Trust                                               Principal Occupation
-----------------------                                       --------------------

Investment Director, Executive                         Northern Trust Corporation and The Northern Trust Company
Vice President and
Chief Investment Officer

Perry R. Pero                                          Vice Chairman/CFO, Risk Management Business Unit Head, Northern Trust
Director                                               Corporation and The Northern Trust Company

Stephen N. Potter                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Alan W. Robertson                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Kevin J. Rochford                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President

Peter L. Rossiter                                      Executive Vice President, Northern Trust Corporation and The Northern
Director                                               Trust Company

Terence J. Toth                                        Senior Vice President, The Northern Trust Company
Director and Executive Vice President

Frederick H. Waddell                                   Executive Vice President, Northern Trust Corporation and
Director                                               The Northern Trust Company

Lloyd A. Wennlund                                      Senior Vice President, The Northern Trust Company
Director and Senior Vice President


     The following table shows other mutual funds that are similar to the Fund and advised by Northern Trust.

    Name of            Size of             Advisor     Contractual Fee Waiver or
     Fund               Fund              Fee Rate            Reduction


                      $--------             ----%


                                   PROPOSAL 8

                        New Investment Advisory Agreement
                  between Retirement System Investors Inc. and

                              RSI Retirement Trust

     (Proposal to be voted on by Participants of the Core Equity Fund only)

     As described above in Proposal 6, on August 26, 2003, the Trust's Board met and approved several changes relating to the Fund's investment management. The Board approved the termination of the Trust's Current Management Agreement with Investors with respect to Investors' services as investment manager and portfolio manager of the Core Equity Fund (the "Fund"), and approved two new investment managers to replace Investors, effective September 15, 2003. Portfolio management of the Fund will be split, 60% - 40%, between the two new portfolio managers, Dresdner and Northern Trust, respectively.

     The Board's decision to terminate Investors with respect to the Fund had no impact on Investors role as investment manager to the Trust's other six Investment Funds. Investors remains investment manager to all other Investment Funds in the Trust pursuant to the Current Management Agreement dated October 2, 2002. The Current Management Agreement was approved by Fund Participants at a meeting held on July 31, 1993, and was most recently approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting on July 24, 2003. The Current Management Agreement provides that Investors shall supply portfolio management services to the six other Investment Funds, and that Investors may, with the approval of the Trustees and Investment Fund Unitholders, retain one or more sub-advisers to provide such portfolio management services, subject to oversight by Investors. The Trust does not directly pay the sub-advisers. Investors pays the sub-advisers out of the fees that it receives from the Trust.

     As described in Proposal 6, above, the Board's decision to terminate Investors as the Fund's investment manager was based on the Board's desire to expedite the process of hiring Dresdner and Northern Trust to manage discrete portions of the Fund's assets. As explained under Proposal 6, above, the Board determined that the most expeditious way to change the Fund's portfolio management would be to terminate the Current Management Agreement with respect to Investors' service as investment manager with respect to the Fund and enter into interim investment management agreements with Dresdner and Northern Trust.

     The Board further determined that, in the future, with new portfolio management teams in place, it would be in the best interest of the Trust and Trust Participants for Investors to assume the role as the Trust's investment manager with Dresdner and Northern Trust assuming the roles as the Trust's sub-advisers, subject to approval by the Trust's Participants. The Board further determined that Investors had provided valuable investment management services to the Trust in respect of other Investment Funds that employed sub-advisers and for which it had served as investment adviser, and that it was well qualified to serve in this role with respect to the Trust and the two investment advisers selected by the Board as portfolio management teams for the Trust.. Therefore, the Board, including a majority of the Independent Trustees, approved the interim investment management agreements with certain provisions that would enable Dresdner and Northern Trust to assume sub-advisory roles, subject to the Fund rehiring Investors as the Trust's investment manager. If this proposal 8 is not approved, Investors would not serve as Investment Manager for the Core Equity Fund under the agreements that are addressed in Proposals 3a and 4.

     In evaluating the proposal to rehire Investors as the Fund's investment manager, the Board of Trustees considered various factors including the performance of Investors as investment manager for the Trust's other six Investment Funds. At their September 25, 2003 meeting, the Board of Trustees, including the Independent Trustees, unanimously approved the New Management Agreement, and directed that it be submitted to Fund Unitholders for approval.

     The rates of compensation to be paid to Dresdner and Northern Trust as sub-advisers upon the Fund's rehiring Investors as the Fund's manager, are the same as those paid to Dresdner and Northern Trust under their interim management agreements. The rate of compensation paid under the New Management Agreement by the Trust to Investors is higher than the rate currently paid by the Trust under the Current Management Agreement with Investors. However, the total rate of compensation paid by the Trust under the New Management Agreement and the management agreements with Dresdner and Northern Trust, taken together, is lower than the rate paid by the Trust under the Current Management Agreement.




              Investment Management and Sub-Advisory Fee Schedules
             -------------------------------------------------------

Current Management Agreement
----------------------------

        Core Equity Fund                 Percentage of Average Daily
         Assets Managed                 Net Assets Payable to Investors
        ----------------                --------------------------------
        First $50 million                        0.60%
        Next $150 million                        0.50%
        Over $200 million                        0.40%


Interim Dresdner Management Agreement
-------------------------------------
                                       Percentage of Average
        Core Equity Fund                  Daily Net Assets
         Assets Managed                 Payable to Dresdner
        ----------------                ----------------------

        First $100 million                  0.40%
        Next $300 million                   0.25%
        Next $600 million                   0.20%
         Over $1 billion                    0.15%



Proposed Management and Sub-Advisory Agreement (Dresdner)
---------------------------------------------------------

                              Percentage of Average
                              Daily                        Percentage of Average     Percentage of Assets
Core Equity Fund              Net Assets Payable to        Daily Net Assets          Payable by Investors to
Assets Managed                Investors                    Retained by Investors     Dresdner
----------------              ---------------------        ----------------------    ------------------------
      First $100 million                 0.60%                       0.20%                      0.40%
      Next $300 million                  0.45%                       0.20%                      0.25%
      Next $600 million                  0.40%                       0.20%                      0.20%
      Over $1 billion                    0.35%                       0.20%                      0.15%



Interim Northern Trust Management Agreement
-------------------------------------------

                                         Percentage of Average
      Core Equity Fund                       Daily Net Assets
       Assets Managed                      Payable to Dresdner
      --------------                      ---------------------
      First $25 million                        0.16%
      Next $25 million                         0.10%
      Next $50 million                         0.06%
      Over $100 million                        0.04%


Proposed Management and Sub-Advisory Agreement (Northern Trust)
----------------------------------------------------------------

                              Percentage of Average
                              Daily                        Percentage of Average     Percentage of Assets
Core Equity Fund              Net Assets Payable to        Daily Net Assets          Payable by Investors to
Assets Managed                Investors                    Retained by Investors     Dresdner
----------------              ----------------------       ----------------------    -------------------------
                                       45

      First $25 million                 0.36%                        0.20%                      0.16%
      Next $25 million                  0.30%                        0.20%                      0.10%
      Next $50 million                  0.26%                        0.20%                      0.06%
      Over $100 million                 0.24%                        0.20%                      0.04%


  Pro Forma Comparison of Current Management and Sub-Advisory Agreements with
                              Proposed Agreements

     The following table shows the dollar amount of investment management fees paid by the Fund to Investors during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amounts of fees that (1) would have been paid for the component of the Fund managed by Dresdner assuming the Interim Dresdner Agreement was in effect at the same asset levels during the same period, and (2) would have been paid for the component of the Fund managed by Dresdner assuming the New Management Agreement was in effect at the same asset levels during the same period. Note that Investors was responsible for managing 100% of the Fund's assets whereas Dresdner will only be responsible for managing 60% of the Fund's assets.



                                                                                                     Fee Payable by
                                        Fee Payable by Fund to      Fee Retained by Investors         Investors to
                                               Investors                                              Sub-Adviser
                                        ----------------------      --------------------------        ---------------
Actual Investment Management Fees                  $                            $                          $
under Current Management Agreement

Pro-Forma Investment Management                    $                            $                          $
Fees under Interim Dresdner
Management Agreement

Pro-Forma Fees as a Percentage of                  %                            %                          %
Actual Fees

Pro-Forma Investment Management                    $                            $                          $
and Sub-Advisory Fees under
Proposed Management and
Sub-Advisory Agreement (Dresdner)

                                       46


Pro-Forma Fees as a Percentage of                  %                            %                          %
Actual Fees



     The following table shows the dollar amount of investment management fees paid by the Fund to Investors during the Fund's fiscal year ended September 30, 2002 under the Current Management Agreement and the pro-forma amounts of fees that (1) would have been paid for the component of the Fund managed by Northern Trust assuming the Interim Northern Trust Agreement was in effect at the same asset levels during the same period, and (2) would have been paid for the component of the Fund managed by Northern Trust assuming the New Management Agreement was in effect at the same asset levels during the same period. Note that Investors was responsible for managing 100% of the Fund's assets whereas Northern Trust will only be responsible for managing 40% of the Fund's assets.



                                                                                                     Fee Payable by
                                        Fee Payable by Fund to      Fee Retained by Investors         Investors to
                                               Investors                                              Sub-Adviser
Actual Investment Management Fees                  $                            $                          $
under Current Management Agreement

Pro-Forma Investment Management                    $                            $                          $
Fees under Interim Northern Trust
Management Agreement

Pro-Forma Fees as a Percentage of                  %                            %                          %
Actual Fees

Pro-Forma Investment Management                    $                            $                          $
and Sub-Advisory Fees under
Proposed  Management and
Sub-Advisory Agreement (Northern
Trust)

Pro-Forma Fees as a

                                       47

Percentage of Actual Fees                          %                            %                          %


     In considering the proposed changes for Dresdner and Northern Trust from advisory arrangements under their interim management agreements to sub-advisory arrangements under their respective management agreements, the Trustees considered the fact that the investment management fee paid by the Fund would increase by 0.20%. However, the Board also considered the fact that the proposed changes from one investment manager under the Current Management Agreement to one investment manager and two sub-advisers under the new arrangement would decrease the investment management fee paid by the Fund by __%.

               Information Concerning the New Management Agreement


     The terms and conditions of the Current Management Agreement, are substantially similar in all material respects to the terms and conditions of the New Management Agreement, except that the fee payable by the Trust to Investors has been increased by 0.20%, to account for reinstatement of advisory services to the Fund by Investors. Under both the Current Management Agreement prior to termination of Investors' advisory services to the Fund on September 15, 2003, and the New Management Agreement, Investors retains 0.20% of the Fund's average daily net assets under management. Investors will provide similar services under the New Management Agreement as those provided under the Current Management Agreement and will retain the same compensation for such services.

     Under the New Management Agreement, Investors is required to perform supervisory services pertaining to the ongoing oversight and management of each sub-adviser retained by Investors. Such services include, but are not limited to, supervising the compliance by such sub-adviser with the 1940 Act, reviewing such sub-adviser's performance, analysis of the composition of such sub-adviser's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, at the request of the Trustees, Investors is required to conduct a search to find a recommended replacement for any sub-adviser. Investors also is required to consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Fund, and Investors is required to cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Fund and the purchase and sale of its portfolio securities (including the reasons therefore) and the extent to which such decisions have been implemented. A copy of the New Management Agreement is annexed as Exhibit H.


     In evaluating the proposal to approve the New Management Agreement, the Trustees considered various factors. The Trustees took into consideration the fact that the services provided by Investors are central to the effective operation of the Trust. The Trustees also considered the fact that Investors will be compensated at the same management fee rate as under the Current Management Agreement if the proposal is approved. The Trustees also considered various other factors, including the amount of the fee in the context of all the other payments made to Investors and its affiliates. These other payments include payments made to Retirement System Consultants Inc. under a Service Agreement with the Trust. The Trustees also reviewed the costs and benefits derived by Investors and its affiliates in providing services to the Fund, including the profitability of the relationship to Investors and its affiliates (without taking into account any costs of distribution borne or to be borne by them); the manner in which the fees allocate economies of scale between Investors and the Fund; and the resulting expense ratios of the Fund, both absolutely and relative to comparable investment companies. In light of all these considerations, the Trustees concluded that approval of the New Management Agreement with Investors was in the best interests of the Fund and the Fund Unitholders, as it would ensure a continued high level of advisory services to the Fund.

     After taking all of the above factors into consideration, the Board of Trustees, including the Independent Trustees, unanimously approved the New Management Agreement.

     Information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners, is set forth below under "Information Concerning Investors."

     THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE PROPOSED NEW MANAGEMENT AGREEMENT.


                        Information Concerning Investors

     Set forth below is information concerning Investors, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.


     Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup(R)"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment advisor to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors may also act as investment advisor to other investment companies in the future. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:



                                          Title and Other
                  Name              Principal Occupation, if any

  William Dannecker                 Director

                                    Chairman of the Board of Directors -
                                    Retirement System Group Inc.

                                    Director -
                                    Retirement System Consultants Inc.

                                    Director -
                                    Retirement System Distributors Inc.

                                    Director -
                                    RSGroup Trust Company

                                    Director - RSG Insurance Agency Inc.

  Stephen P. Pollak                 Director, Vice President and Secretary

                                    Executive Vice President, Counsel, Secretary and Director - Retirement System Group Inc.

                                    Executive Vice President, Counsel, Secretary and Director - RSGroup Trust Company

                                    Vice President, Counsel, Secretary and
                                    Director - Retirement System Consultants
                                    Inc.

                                    Vice President, Secretary, Registered
                                    Principal and Director - Retirement System
                                    Distributors Inc.

                                    President and Director - RSG Insurance
                                    Agency Inc.

                                    Secretary - The Multi-Bank Association of
                                    Delaware



  C. Paul Tyborowski                President
                                    President, Chief Executive Officer and
                                    Director - Retirement System Group Inc.

                                    President, Chief Executive Officer and
                                    Director - RSGroup Trust Company

                                    President, and Registered Principal -
                                    Retirement System Distributors Inc.

                                    President and member of Executive
                                    Committee - The Multi-Bank Association of
                                    Delaware

Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 2002, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of RSGroup(R), located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 2002,

Consultants received fees from the Trust in the aggregate amount of $____________.



                              Principal Unitholders


     The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of September 12, 2003. (Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated.) As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Trust's and each Investment Fund's outstanding Units.



                                                           Amount of              Percent
                               Name                        Ownership             of Class

Trust (considered as a whole):
             The Roslyn Savings Bank
             Ridgewood Savings Bank

Core Equity Fund:
             Ridgewood Savings Bank

Emerging Growth Equity Fund:
             Ridgewood Savings Bank
             The Roslyn Savings Bank

Value Equity Fund:
             Ridgewood Savings Bank
             The Roslyn Savings Bank

International Equity Fund:
             The Roslyn Savings Bank
             Ridgewood Savings Bank
             SI Bank & Trust
             New York Community Bank

Actively Managed Bond Fund
             The Roslyn Savings Bank
             Ridgewood Savings Bank
             New York Community Bank
             SI Bank & Trust

Intermediate-Term Bond Fund:
             The Roslyn Savings Bank
             Ridgewood Savings Bank
             New York Community Bank

                                       51



Short-Term Investment Fund:
             Independence Savings Bank *
             Northfield Savings Bank *
             The Roslyn Savings Bank *
             The Dime Savings Bank of Williamsburgh *
             Ridgewood Savings Bank *


     The addresses of these are as follows:


     BSB Bank & Trust Company, 58-68 Exchange Street, P. O. Box 1056, Binghamton, NY 13902-1056; The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY 11211; Independence Savings Bank, 195 Montague Street, Brooklyn, New York 11201; Northfield Savings Bank, 1731 Victory Boulevard, Staten Island, New York 10314-0025; Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; Roslyn Savings Bank, 1400 Old Northern Boulevard, Roslyn, New York 11576; Sheltered Workshop for the Disabled, Inc., 200 Court Street, Binghamton, New York 13902; SI Bank & Trust, 15 Beach Street, Stapleton, Staten Island, New York 10304.



                                  Vote Required


     Election of Trustees, the approval of the selection of PricewaterhouseCoopers LLP as independent accountants, the approval of the New Investment Management Agreement with Investors and the approval of the "managers of managers" Investment Management Agreement with Investors (Proposals 1 and 2) require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.


     Approval of Proposals 3a and 4 require a vote of the majority of the outstanding Units of all Investment Funds voting in the aggregate as a single class. Approval of Proposals 3b requires a vote of the majority of the outstanding units of the International Equity Fund, voting separately. Approval of Proposals 3c and 3d require a vote of the majority of outstanding units of the Emerging Growth Equity Fund, voting separately. Approval of Proposal 5 requires a vote of a majority of the outstanding Units of the Emerging Growth Equity Fund, voting separately. Approvals of Proposals 6, 7 and 8 require a vote of a majority of the outstanding Units of the Core Equity Fund, voting separately.


     The "vote of a majority of the outstanding Units" of any Investment Fund means the vote (i) of 67% or more of the Units present or represented at any meeting, if the holders of more than 50% of the outstanding Units of the Investment Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding Units of the Investment Fund, whichever is less.

----------------------------------

         *  Defined Contribution Plan

                 Deadline For Submission Of Trust Participants'
                          Proposals To Be Presented To
                    2004 Annual Meeting Of Trust Participants


     The 2004 Annual Meeting of Trust Participants is expected to be held on or about May 20, 2004. Any proposal intended to be presented by any Trust Participant for action at the 2001 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 21, 2004 in order for such proposal to be included in the Proxy Statement and proxy relating to the 2004 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 2004 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.



                                  Other Matters


     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. Copies of the Trust's Annual Report for the fiscal year ended September 30, 2002 and Semi-Annual Report for the six months ended March 31, 2003, are available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.


                                   By Order of the Board of Trustees,


                                   /s/ Stephen P. Pollak


                                  ----------------------------------
                                   STEPHEN P. POLLAK
New York, New York                 Executive Vice President,
September 26, 2003                 Counsel and Secretary

                              RSI RETIREMENT TRUST

                            -------------------------

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").

         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on October 20, 2003 and the Proxy Statement attached thereto, and does hereby appoint Stephen P. Pollak and Scott Ridenour and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on October 20, 2003, at 10:30 A.M. (E.S.T.), or any adjournment or adjournments thereof, as follows:

         (1) Election of four (4) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:

         Nominees:         Herbert G. Chorbajian
                           James P. Cronin
                           Joseph L. Mancino
                           William L. Schrauth

           [ ] FOR all nominees listed above (except as marked to the contrary below).


           [ ]     WITHHOLD AUTHORITY to vote for all nominees listed above.



         Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


            -------------------------------------------------------------

            -------------------------------------------------------------


       (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent accountants.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (3a) Approval of a new investment management agreement between the Trust and Retirement System Investors Inc.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (3b)   International Equity Fund Unitholders Only
              Approval of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Bank of Ireland Asset Management (U.S.) Limited.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN



                                 (Page 1 of 3)

       (3c)   Emerging Growth Equity Fund Unitholders Only
              Approval of a new investment sub-advisory agreement between Retirement System Investors Inc. and Batterymarch Financial Management, Inc.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (3d)   Emerging Growth Equity Fund Unitholders Only
              Approval of a new investment sub-advisory agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (4) Approval of a new "Manager of Managers" investment management agreement between the Trust and Retirement System Investors Inc.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (5)    Emerging Growth Equity Fund Unitholders Only
              Approval of a new sub-advisory investment management agreement between Retirement System Investors Inc. and Neuberger Berman Management Inc.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (6)    Core Equity Fund Unitholders Only
              Approval of a new investment management agreement between the Trust and Dresdner RCM Global Investors LLC.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (7)    Core Equity Fund Unitholders Only
              Approval of a new investment management agreement between the Trust and Northern Trust Investments, N.A.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


       (8)    Core Equity Fund Unitholders Only
              Approval of an amended investment management agreement between the Trust and Retirement System Investors Inc.

                   [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES; FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP; FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC., FOR THE NEW SUB-ADVISORY AGREEMENT WITH BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (INTERNATIONAL EQUITY FUND TRUST PARTICIPANTS ONLY); FOR THE NEW SUB-ADVISORY AGREEMENT WITH BATTERYMARCH FINANCIAL MANAGEMENT, INC. (EMERGING GROWTH EQUITY FUND TRUST PARTICIPANTS ONLY); FOR THE NEW SUB-ADVISORY AGREEMENT WITH NEUBERGER BERMAN MANAGEMENT INC. DUE TO CHANGE IN INVESTORS OWNERSHIP


                                 (Page 2 of 3)

(EMERGING GROWTH TRUST PARTICIPANTS ONLY); FOR THE "MANAGER OF MANAGERS" INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC.; FOR THE NEW SUB-ADVISORY AGREEMENT WITH NEUBERGER BERMAN MANAGEMENT INC. DUE TO NEW SUB-ADVISER OWNERSHIP; (EMERGING GROWTH TRUST PARTICIPANTS ONLY); FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH DRESDNER RCM GLOBAL INVESTORS LLC (CORE TRUST PARTICIPANTS ONLY); FOR THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH NORTHERN TRUST INVESTMENTS, N.A. (CORE TRUST PARTICIPANTS ONLY); FOR THE AMENDED INVESTMENT MANAGEMENT AGREEMENT WITH RETIREMENT SYSTEM INVESTORS INC. (CORE TRUST PARTICIPANTS ONLY); AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.

         Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

         The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as follows:


         CORE EQUITY FUND                                [core]

         EMERGING GROWTH EQUITY FUND                    [emerge]

         VALUE EQUITY FUND                              [value]

         INTERNATIONAL EQUITY FUND                  [international]

         SHORT-TERM INVESTMENT FUND                      [stif]

         INTERMEDIATE-TERM BOND FUND                 [intermediate]

         ACTIVELY MANAGED BOND FUND                     [active]



         [attn]
         -------------------------------------------
         (Designated Plan Unitholder, if applicable)


        By:                                              Dated:           , 2003
            ----------------------------------------           -----------
        (Signature of individual unitholder, or
        person, officer or committee duly designated
        by Trust Participant)


        * Please sign and date the Proxy and return it in the stamped, self-addressed envelope provided.



                                 (Page 3 of 3)

                                                                       EXHIBIT A



                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.

                         INVESTMENT MANAGEMENT AGREEMENT


                  THIS AGREEMENT effective as of ____________, 2003, between RSI Retirement Trust (the "Trust"), a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990 and as further amended from time to time (the "Agreement and Declaration of Trust"), and Retirement System Investors Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H:


                  WHEREAS, the Trust is an investment trust exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which has been designed to effectuate pension or profit-sharing plans which are qualified under Section 401(a) of the Code and individual retirement accounts under Section 408(a) of the Code; and

                  WHEREAS, such pension and profit-sharing plans are eligible to invest their assets in the Trust, and to become unitholders of the Trust (the "Unitholders"); and

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, pursuant to an Investment Management Agreement dated May 1, 2000, the Manager has served as the investment manager for all of the investment funds of the Trust (the "Investment Funds"); and

                  WHEREAS, the Trust wishes to continue the Manager as the investment manager of the assets of each of the Investment Funds (the "Account"), (with a modification to the Emerging Growth Equity Fund Fee Schedule under Schedule I of this Agreement) to act in such capacity in the manner set forth in this Agreement, and the Manager is willing to act in such capacity in accordance with the provisions of this Agreement;


                  NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

                  1. Appointment of the Manager

                  A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the Account.

                  B. The Manager hereby accepts appointment as investment manager to manage the Account. The Manager hereby represents and warrants that it is a qualified investment advisor under the Investment Advisors Act of 1940, as amended. The Manager agrees that, although it may not be subject to the provisions of Title 1 of the Employee Retirement Income Security Act of 1974, and amended ("ERISA"), in carrying out its duties and responsibilities under this Agreement , it will conduct itself as an investment manager (as defined in Section 3(38) of ERISA), and it will act in accordance with the requirements of
Part 4 of ERISA as applicable to fiduciaries (as defined in Section 3(21) of ERISA). Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement will be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement and the Manager subject to ERISA.

                  C. The Manager will also perform such services as may be requested from time to time by the Trust relating to the allocation of a Plan's assets between equities and fixed income obligations and within specified investment funds of the Trust, at no additional charge to the Trust.

                  D. Notwithstanding the foregoing, the Manager may, from time to time subject to the approval of the Trust's Board of Trustees (the "Trustees") and the Unitholders, retain a person or persons (a "Sub-Advisor") to provide investment management services to one or more of the Investment Funds. The Sub-Advisor shall agree to comply with all provisions applicable to the Manager hereunder. If the Manager retains a Sub-Advisor, the Trust will have no responsibility to compensate the Sub-Advisor, any such compensation to be paid by the Manager from the amount paid to it pursuant to Section 5 of the Agreement.

                  E. This Agreement is effective on the date hereof. This Agreement will remain in full force and effect with respect to an Investment Fund for a period of more than two years from its initial effective date and thereafter only so long as its continuance is specifically approved in the manner required by the Act.

                  2. Assets of the Account

                  The Trust will certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by written notification to the Manager. The Account will consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon, and assets added as aforesaid, less assets withdrawn as aforesaid.

                  3. Investment Powers

                  A. Subject to the provisions of paragraphs B and C of this
Section 3, the Manager will have sole and complete authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Funds as set forth in the prospectus of the Trust (the "Prospectus"), the Agreement and Declaration of Trust, the Rules and Procedures of the Trust and the Trust's Statement of Investment Objectives and Guidelines, as the same may be amended from time to time, all as delivered to the Manager (collectively, the "Controlling Documents"), or as specified in writing form time to time by the Trust or otherwise accepted by the Manager, to manage (including the power to acquire and dispose of) the assets of the Account and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Controlling Documents, and, subject to such direction.

                  B. The manager will also perform supervisory services pertaining to the ongoing oversight and management of each Sub-Advisor retained by the Manager. Such services include, but shall not be limited to, supervising the compliance by such Sub-Advisor with the Act, reviewing such Sub-Advisor's performance, analysis of the composition of such Sub-Advisor's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, the Manager will, at the request of the Trustees, conduct a search to find a recommended replacement for any Sub-Advisor. The Manager will prepare presentations to Unitholders analyzing the Trust's overall performance based on analysis of each Sub-Advisor's performance.

                  C. The Manager will consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Account, and the Manager will cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Account and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. In addition, the Manager also specifically agrees to (i) give advance notice in writing to the Trustees of the taking on by the Manager of new clients or ventures of material significance, including any related information required in order to enable the Trustees to determine whether the taking on of new business by the Manager will impair the Manager's ability to carry out its obligations under this Agreement, and (ii) provide to the Trustees such reports and other information as the Trustees may reasonably request in order to enable the Trustees to perform a review of the Manager's performance under this Agreement no less frequently than quarterly.

                  4. Standard of Care

                  A. The Manager will invest the Account in the manner provided herein and will have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trustees or any other investment manager to perform any of their obligations under the Controlling Documents or any agreement affecting the Account, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Trustees or any other investment manager.

                  C. The Manager will not be liable for the making, retention or sale of any investment or reinvestment by it as herein provided, nor for any loss to or diminution of the value of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims, and in accordance with such other requirements of ERISA as are applicable generally to fiduciaries under ERISA; provided further, however that nothing in this Agreement will protect the Manager against any liability to the Trust or the Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

                  5. Compensation

                  A. The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered by the Manager pursuant to this Agreement and any expenses incurred by the Manager in connection therewith (including the fees of a Sub-Advisor, if any), a fee on the last day of each month in which this Agreement is in effect, at the rates set forth on Schedule I attached hereto.

                  B. In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fee payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Manager.

                  6. General Provisions

                  A. With respect to securities in the Account, the Manager will purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus, or as the Trust may direct in writing from time to time. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and securities and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust that other brokers which provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to clients other than the Trust and the Unitholders.

                  B. The Manager will pay all of its expenses incurred in the performance of this Agreement, including but not limited to fees, if any, of Sub-Advisors retained by the Manager, salaries and other compensation of its officers and employees and all other costs of providing such advice, portfolio management and information and reports to the Trustees as are required hereunder.

                  C. Subject to the provision of paragraph B of Section 6 of this Agreement with respect to advance notice of the Manager's taking on of new clients or ventures of material significance, nothing herein contained shall limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. Any termination by the Trust shall be pursuant to a vote of a majority of the Trustees or by vote of a majority of outstanding voting securities (as defined in the Act) of the Trust.

                  E. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined in the Act).

                  F. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                     (i) any notice, direction, certification, approval or other writing of the Trust, if evidenced by an instrument signed by the Chairman of the Board or any other Trustee of the Trust or the President, any Executive Vice President, Senior Vice President, any Vice President or the Treasurer of the Trust;


                     (ii) any copy of a resolution of the Trustees, if certified by the Chairman of the Board or any other Trustee of the Trust, or the Secretary or any Assistant Secretary of the Trust; and


                     (iii) any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian.

                  G. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate provided or delivered to the Manager by or on behalf of the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust; provided, however, that nothing herein shall limit the full responsibility of the Manager for the management of the Account as provided herein.

                  H. Communications from the Manager to the Trust or
                     Trustees will be addressed to: RSI Retirement Trust 317 Madison Avenue
                     New York, New York  10017
                     Attention:  William Dannecker, President and Trustee

                     Communications to the Manager from the Trust or the Trustees will be addressed to:

                     Retirement System Investors Inc.
                     317 Madison Avenue
                     New York, New York  10017
                     Attention: Stephen P. Pollak, Vice President, Counsel and Secretary


                  In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust, the Trustees or the Manager, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand shall be sufficient under this Agreement.

                  I. This Agreement is governed by the laws of the State of New York (without reference to such State's conflict of law rules).

                  J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Manager and the Trust and in accordance with the Act.

         IN WITNESS WHEREOF, the Manager and the Trust have executed this Agreement as of the date first written above.

                                         RSI RETIREMENT TRUST


                                         By:
                                            ------------------------------------
                                             Name:  William Dannecker
                                             Title: President and Trustee



                                         RETIREMENT SYSTEM INVESTORS INC.


                                         By:
                                            ------------------------------------
                                             Name:  Stephen P. Pollak
                                             Title: Vice President, Counsel and
                                                    Secretary


         NOTE: ANY AGREEMENT, OBLIGATION OR LIABILITY MADE, ENTERED INTO OR INCURRED BY OR ON BEHALF OF RSI RETIREMENT TRUST BINDS ONLY THE TRUST ESTATE, AND NO TRUST PARTICIPANT, TRUSTEE, OFFICER OR AGENT THEREOF ASSUMES OR SHALL BE HELD TO ANY LIABILITY THEREOF.

                                                                      SCHEDULE I


         Retirement System Investors Inc. shall act as the Manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:



                       Fee (% of Average Daily Net Assets)


                  Actively Managed Bond Fund
                      First $50 Million                              .40%
                      Next $100 Million                              .30
                      Over $150 Million                              .20


                  Intermediate-Term Bond Fund
                      First $50 Million                              .40%
                      Next $150 Million                              .30
                      Over $200 Million                              .20


                  Short-Term Investment Fund
                      First $50 Million                              .25%
                      Over $50 Million                               .20


                  Core Equity Fund and Value Equity Fund
                      Assets Where No Sub-Advisor is Employed.
                      First $50 Million                              .60%
                      Next $150 Million                              .50
                      Over $200 Million                              .40
                      If one or more Investment Fund managers
                      are directly engaged by the Trust,
                      Investor's Manager fee shall be reduced
                      to 0.20% with respect to such assets
                      managed directly.


                  Emerging Growth Equity Fund
                      Assets Where No Sub-Advisor                   1.0%
                      is Employed.  (See following
                      paragraph for fees when one or
                      more Sub-Advisors are employed.)


                  International Equity Fund
                      First $20 Million                              .95%
                      Next $30 Million                               .70
                      Over $50 Million                               .55


         For the portion of the Emerging Growth Equity Fund for which Batterymarch Financial Management, Inc. serves as Sub-Advisor, the fee is 1.05% of the average daily net assets under their management up to and including $25 million, 0.90% of average daily net assets for the next $75 million of average daily net assets, and 0.80% of average daily net assets under their management for amounts in excess of $100 million. For the portion of the Emerging Growth Equity Fund for which Neuberger Berman Management Inc. serves as Sub-Advisor, the fee is 1.00% of the average daily net assets under their management.

         For any Investment Fund, or portion thereof, which currently employs a Sub-Advisor (the International Equity Fund and Emerging Growth Equity Fund) the fee set forth above shall be reduced by 0.20% of average daily net assets if and when such sub-advisory relationship is terminated without the retention of a successor Sub-Advisor.

                                                                       EXHIBIT B


                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        RETIREMENT SYSTEM INVESTORS INC.
                                       AND
                 BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED


                  THIS AGREEMENT effective as of ___________, 2003, between Retirement System Investors Inc., a Delaware corporation (the "Manager"), and Bank of Ireland Asset Management (U.S.) Limited, Greenwich, Connecticut (the "Sub-Adviser").


                              W I T N E S S E T H:


                  WHEREAS, RSI Retirement Trust ("Trust"), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time ("Agreement and Declaration of Trust") provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

                  WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated July 29, 1997 and amended and restated March 1, 1999, pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

                  WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage a portion of the assets of certain Investment Funds of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

                  NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:
                  1. Appointment of the Sub-Adviser

                  A. The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"), or such portion thereof as shall be designated by the Manager ("Account").

                  B. The Manager represents and warrants that it has the authority to enter into this Investment Sub-Advisory Agreement with the Sub-Adviser pursuant to (i) the terms of the Investment Management Agreement between the Manager and the Trust referred to above, (ii) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party and (iii) the provisions of Rule 15a-4 under the Act. Continuation of this Agreement for a period after May 28, 1999 requires a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund.

                  C. The Sub-Adviser hereby accepts appointment to manage the assets of the Account. The Sub-Adviser hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Sub-Adviser agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

                  D. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect until May 28, 1999, and, provided that approval by a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund is obtained prior to May 28, 1999, shall continue thereafter until March 1, 2001 and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.

                  2. Assets of the Account

                  The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement. The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by notification to the Sub-Adviser. The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

                  3.       Investment Powers

                  A. Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser ("Prospectus") and as specified in writing from time to time by the Trustees or the Manager and accepted by the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

                  B. Notwithstanding the provisions of paragraph A of this
Section 3, it is understood and agreed that an investment manager other than the Sub-Adviser may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Sub-Adviser shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Sub-Adviser shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Adviser and such other investment manager. The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

                  C. The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account.

                  4. Standard of Care

                  A. The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager. The Manager shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager. However, in no case (i) is this indemnity to be deemed to protect the Sub-Adviser against any liability to which such Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) is the Manager to be liable under this indemnity with respect to any claim made against the Sub-Adviser unless such Sub-Adviser shall have notified the Manager in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser.

                  C. The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

                  5. General Provisions

                  A. Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

                  B. With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time. It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

                  C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

                  E. The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                  (a) Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

                  (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

                  (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

                  (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

The Manager shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the Sub-Adviser's reliance on the authenticity, truth and accuracy of any of the foregoing notices, directions, certifications, approvals, writings of the Manager, copies information provided by the custodian, or oral notices or instructions given by the Manager or the Trustees or its or their authorized delegates, the custodian or any other investment manager. However, in no case (i) is this indemnity to be deemed to protect the Sub-Adviser against any liability to which such Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) is the Manager to be liable under this indemnity with respect to any claim made against the Sub-Adviser unless such Sub-Adviser shall have notified the Manager in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser.

                  F. The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account. The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein. The Manager shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the Sub-Adviser's actions taken or omissions made in reliance on any information, statement or certificate delivered to Sub-Adviser by the Manager or the Trustees, with respect to any matter concerning the Trust and the operation and administration of the Account, which information, statement or certificate contains an untrue statement of a material fact or which omits to state a material fact necessary to make the statements therein not misleading. However, in no case (i) is this indemnity to be deemed to protect the Sub-Adviser against any liability to which such Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, negligence, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) is the Manager to be liable under this indemnity with respect to any claim made against the Sub-Adviser unless such Sub-Adviser shall have notified the Manager in writing, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Sub-Adviser.

                  G. In the event that the Manager provides indemnification to the Sub-Adviser under the provisions of this Agreement with respect to claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with any action or omission by a third party, then the Manager shall be subrogated to all of the claims and rights of the Sub-Adviser as against such third party until the full amount that the Manager has paid under the indemnity has been recovered by the Manager.

                  H. Communications from the Sub-Adviser to the Manager shall be addressed to:

                              Retirement System Investors Inc.
                              317 Madison Avenue
                              New York, New York 10017-5397
                              Attn.:

Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be. All communications addressed in the above manner and by ordinary mail, registered mail or delivered by hand shall be sufficient under this Agreement.

                  I. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

                  J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the Act.

                  IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.


                               RETIREMENT SYSTEM INVESTORS INC.

                               By:
                                  ----------------------------------------------
                                       President


                               BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                               By:
                                  ----------------------------------------------

                               Title:
                                     -------------------------------------------


                               BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                               By:
                                  ----------------------------------------------

                                    Title:
                                          --------------------------------------

                                   SCHEDULE A


                              RSI RETIREMENT TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT


Name of Sub-Adviser:    Bank of Ireland Asset Management (U.S.) Limited

Address:                20 Horseneck Lane
                        Greenwich, Connecticut 06830

Attention:              Director of Client Services

Investment Fund:        International Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser ("Agreement"). The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust's International Equity Fund portfolio managed by the Sub-Adviser:

         Effective March 1, 1999, 0.6% on the first $50 million of assets and 0.5% of assets in excess of $50 million, modified effective April 26, 1999, to 0.75% on the first $20 million of assets, 0.5% on the next $30 million of assets, and 0.35% of assets in excess of $50 million.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Sub-Adviser.

IN WITNESS WHEREOF, the parties to the Agreement, effective as of _____________,2003 have executed this Schedule A, effective as of the same dates.

                                RETIREMENT SYSTEM INVESTORS INC.


                                BY:
                                   ---------------------------------------------



                                BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED


                                BY:
                                   ---------------------------------------------

                                TITLE:
                                      ------------------------------------------


                                BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

                                BY:
                                   ---------------------------------------------


                                TITLE:
                                      ------------------------------------------

                                                                       EXHIBIT C


                        INVESTMENT SUB-ADVISORY AGREEMENT


                                     BETWEEN

                        RETIREMENT SYSTEM INVESTORS INC.

                                       AND

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                  THIS AGREEMENT effective as of ___________, 2003 between Retirement System Investors Inc., a Delaware corporation (the "Manager"), and Batterymarch Financial Management, Inc., Boston, Massachusetts (the "Sub-Adviser").


                              W I T N E S S E T H :


                  WHEREAS, RSI Retirement Trust ("Trust"), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time ("Agreement and Declaration of Trust") provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

                  WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated August 1, 1993 and amended and restated May 1, 2000, pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

                  WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage a portion of the assets of an Investment Fund of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

                  NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:

                  1. Appointment of the Sub-Adviser

                  A. The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"), or such portion thereof as shall be designated by the Manager ("Account") with authority to invest and reinvest in US small capitalization equity securities; the Account will be evaluated relative to the Russell 2000 Index.

                  B. The Sub-Adviser hereby accepts appointment to manage the assets of the Account. The Sub-Adviser hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Sub-Adviser agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

                  C. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect until February 28, 2003, and, provided that approval by a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund is obtained prior to February 28, 2003, shall continue thereafter until October 2, 2004 and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.

                  2. Assets of the Account

                  The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement. The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by notification to the Sub-Adviser. The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

                  3. Investment Powers

                  A. Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser ("Prospectus") and as specified in writing from time to time by the Trustees or the Manager and accepted by the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

                  B. Notwithstanding the provisions of paragraph A of this
Section 3, it is understood and agreed that an investment manager other than the Sub-Adviser may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Sub-Adviser shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Sub-Adviser shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Adviser and such other investment manager. The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

                  C. The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account.

                  4. Standard of Care

                  A. The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager.

                  C. The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Nothing herein shall be construed to waive any liability that the Sub-Adviser has under federal or state securities laws or any other applicable laws which cannot be waived.

                  5. General Provisions

                  A. Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

                  B. With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time. The Sub-Adviser shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by the Sub-Adviser, provided that the Sub-Adviser is not negligent in the selection of such broker or brokers, or third parties. The Sub-Adviser is hereby authorized to combine orders on behalf of the Account with orders on behalf of other clients of the Sub-Adviser. It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

                  C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

                  E. The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                  (a) Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

                  (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

                  (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

                  (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

                  F. The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account. The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein.

                  G. Communications from the Sub-Adviser to the Manager shall be addressed to:

                        Retirement System Investors Inc.
                        317 Madison Avenue
                        New York, New York 10017-5201
                        Attn.: Stephen P. Pollak
                               Executive Vice President, Counsel and Secretary


Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be. All communications addressed in the above manner and by ordinary mail, registered mail or delivered by hand shall be sufficient under this Agreement.

                  H. Unless the Manager instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities held in the Account in accordance with the Sub-Adviser's policies for proxy voting. The Manager agrees to instruct the custodian to forward to the Sub-Adviser copies of all proxies and shareholder communications relating to securities held in the Account. The Manager agrees that the Sub-Adviser will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis. The Sub-Adviser will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Account.

                  I. The Manager acknowledges (i) receipt of the written disclosure statement required by Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours before execution of this Agreement; (ii) that services provided hereunder by Sub-Adviser shall not be deemed exclusive and that Sub-Adviser shall be free to render similar services to others; and (iii) that Sub-Adviser may give advice and take action in the performance of duties to others which may differ from the advice given, or the timing and nature of the action taken, with respect to the Manager's Account.

                  J. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

                  K. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the Act.

                  IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.



                                   RETIREMENT SYSTEM INVESTORS INC.

                                   By:
                                      ------------------------------------------
                                   Title: Executive Vice President, Counsel and Secretary

                                   BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                                   By:
                                     -------------------------------------------

                                   Title:
                                         --------------------------------------

                                   SCHEDULE A


                              RSI RETIREMENT TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT


Name of Sub-Adviser:       Batterymarch Financial Management, Inc.

Address:                   200 Clarendon Street
                                    49th Floor
                                    Boston, Massachusetts  02116

Attention:                          Mr. Francis X. Tracy
                                    President and Chief Financial Officer

Investment Fund:           Emerging Growth Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser ("Agreement"). The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust's Emerging Growth Equity Fund portfolio managed by the Sub-Adviser:

Effective October 2, 2002, 0.85% of the first $25 million of assets, 0.70% of the next $75 million of assets, and 0.60% of assets in excess of $100 million.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Sub-Adviser.

IN WITNESS WHEREOF, the parties to the Agreement, effective as of ______________, 2003, have executed this Schedule A, effective as of the same dates.

                                   RETIREMENT SYSTEM INVESTORS INC.

                                   By:
                                      ------------------------------------------
                                   Title: Executive Vice President, Counsel and Secretary

                                   BATTERYMARCH FINANCIAL MANAGEMENT,
                                   INC.

                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                                                                       EXHIBIT D


                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                        RETIREMENT SYSTEM INVESTORS INC.
                                       AND
                              NEUBERGER BERMAN, LLC


         THIS AGREEMENT effective as of ___________, 2003 between Retirement System Investors Inc., a Delaware corporation (the "Manager"), and Neuberger Berman, LLC, New York, New York (the "Sub-Adviser").


                              W I T N E S S E T H:


                  WHEREAS, RSI Retirement Trust ("Trust"), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time ("Agreement and Declaration of Trust") provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

                  WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated August 1, 1993 and amended and restated May 1, 2000, pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

                  WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage a portion of the assets of an Investment Fund of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

                  NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:

                  1. Appointment of the Sub-Adviser

                  A. The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"), or such portion thereof as shall be designated by the Manager ("Account").

                  B. The Sub-Adviser hereby accepts appointment to manage the assets of the Account. The Sub-Adviser hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Sub-Adviser agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

                  C. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect until October 2, 2004 and thereafter from year to year provided that such continuance is specifically approved in the manner required by the Act.

                  2. Assets of the Account

                  The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement. The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by notification to the Sub-Adviser. The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

                  3. Investment Powers

                  A. Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser ("Prospectus") and as specified in writing from time to time by the Trustees or the Manager and accepted by the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

                  B. Notwithstanding the provisions of paragraph A of this
Section 3, it is understood and agreed that an investment manager other than the Sub-Adviser may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Sub-

Adviser shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Sub-Adviser shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Adviser and such other investment manager. The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

                  C. The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account.

                  4. Standard of Care

                  A. The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager.

                  C. The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

                  5. General Provisions

                  A. Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

                  B. With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time. It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

                  C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

                  E. The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                  (a) Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

                  (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

                  (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

                  (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

                  F. The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account. The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein.

                  G. Communications from the Sub-Adviser to the Manager shall be addressed to:

                         Retirement System Investors Inc.
                         317 Madison Avenue
                         New York, New York 10017-5201
                         Attn.:  Stephen P. Pollak
                                 Executive Vice President, Counsel and Secretary

Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be. All communications addressed in the above manner and by ordinary mail, registered mail or delivered by hand shall be sufficient under this Agreement.

                  H. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

                  I. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the Act.

                  IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.



                                                RETIREMENT SYSTEM INVESTORS INC.

                                                By
                                                  ------------------------------

                                                Title
                                                     ---------------------------


                                                NEUBERGER BERMAN, LLC

                                                By
                                                  ------------------------------

                                                Title
                                                     ---------------------------

                                   SCHEDULE A


                              RSI RETIREMENT TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT


Name of Sub-Adviser:    Neuberger Berman, LLC

Address:                605 Third Avenue
                        New York, New York 10158-3698

Attention:              Mr. Enrique J.M. Lopez-Balboa, II
                        Vice President

Investment Fund:        Emerging Growth Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser ("Agreement"). The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust's Emerging Growth Equity Fund portfolio managed by the Sub-Adviser:

                  Effective October 2, 2002, 0.80% up to $100 million of assets. The fee for assets of $100 million or more will be negociated.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Sub-Adviser.

IN WITNESS WHEREOF, the parties to the Agreement, effective as of _____________, 2003, have executed this Schedule A, effective as of the same dates.


                                    RETIREMENT SYSTEM INVESTORS INC.

                                    By
                                       -----------------------------------------

                                    Title Executive Vice President, Counsel and
                                           Secretary


                                    NEUBERGER BERMAN, LLC

                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                                                       EXHIBIT E

                                     FORM OF

                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.

                         INVESTMENT MANAGEMENT AGREEMENT


                  THIS AGREEMENT effective as of _________, 2004, between RSI Retirement Trust (the "Trust"), a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990 and as further amended from time to time (the "Agreement and Declaration of Trust"), and Retirement System Investors Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H:


                  WHEREAS, the Trust is an investment trust exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which has been designed to effectuate pension or profit-sharing plans ("Plans") which are qualified under Section 401(a) of the Code and individual retirement accounts under Section 408(a) of the Code; and

                  WHEREAS, such Plans are eligible to invest their assets in the Trust, and to become unitholders of the Trust (the "Unitholders"); and

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, pursuant to Investment Management Agreements dated October 2, 2002 and October 20, 2003, the Manager has served as the investment manager for all of the investment funds of the Trust (the "Investment Funds"); and

                  WHEREAS, the Trust wishes to continue the Manager as the investment manager of the assets of each of the Investment Funds (the "Account"), (with modifications to permit the Manager to provide, or arrange for the provision of, a continuous investment program and overall investment strategies for each Investment Fund as permitted under the terms of any exemptive relief obtained by the Manager or the Trust from the Securities and Exchange Commission) to act in such capacity in the manner set forth in this Agreement, and the Manager is willing to act in such capacity in accordance with the provisions of this Agreement;


                  NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

                  1. Appointment of the Manager

                  A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the Account.

                  B. The Manager hereby accepts appointment as investment manager to manage the Account. The Manager hereby represents and warrants that it is a qualified investment advisor under the Investment Advisors Act of 1940, as amended. The Manager agrees that, although it may not be subject to the provisions of Title 1 of the Employee Retirement Income Security Act of 1974, and amended ("ERISA"), in carrying out its duties and responsibilities under this Agreement, it will conduct itself as an investment manager (as defined in Section 3(38) of ERISA), and it will act in accordance with the requirements of
Part 4 of ERISA as applicable to fiduciaries (as defined in Section 3(21) of ERISA). Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement will be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement and the Manager subject to ERISA.

                  C. The Manager will also perform such services as may be requested from time to time by the Trust relating to the allocation of a Plan's assets between equities and fixed income obligations and within specified investment funds of the Trust, at no additional charge to the Trust.

                  D. Notwithstanding the foregoing, the Manager may, from time to time subject to the approval of the Trust's Board of Trustees (the "Trustees"), the provisions of this Agreement and the Act and any exemptions thereto, retain a person or persons (a "Sub-Advisor") to provide investment management services to one or more of the Investment Funds. The Sub-Advisor shall agree to comply with all provisions applicable to the Manager hereunder. If the Manager retains a Sub-Advisor, the Trust will have no responsibility to compensate the Sub-Advisor, any such compensation to be paid by the Manager from the amount paid to it pursuant to Section 5 of the Agreement.

                  E. This Agreement is effective on the date hereof. This Agreement will remain in full force and effect with respect to an Investment Fund for a period of more than two years from its initial effective date and thereafter only so long as its continuance is specifically approved in the manner required by the Act.

                  2. Assets of the Account

                  The Trust will certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by written notification to the Manager. The Account will consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon, and assets added as aforesaid, less assets withdrawn as aforesaid.

                  3. Investment Powers

                  A. Subject to the provisions of paragraphs B and C of this
Section 3, the Manager will have sole and complete authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Funds as set forth in the prospectus of the Trust (the "Prospectus"), the Agreement and Declaration of Trust, the Rules and Procedures of the Trust and the Trust's Statement of Investment Objectives and Guidelines, as the same may be amended from time to time, all as delivered to the Manager (collectively, the "Controlling Documents"), or as specified in writing form time to time by the Trust or otherwise accepted by the Manager, to manage (including the power to acquire and dispose of ) the assets of the Account and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Controlling Documents, and, subject to such direction.

                  B. The Manager will also perform supervisory services pertaining to the ongoing oversight and management of each Sub-Advisor retained by the Manager. Such services include, but shall not be limited to, supervising the compliance by such Sub-Advisor with the Act, reviewing such Sub-Advisor's performance, analysis of the composition of such Sub-Advisor's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, the Manager will, at the request of the Trustees, conduct a search to find a recommended replacement for any Sub-Advisor.

                  C. The Manager will consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Account, and the Manager will cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Account and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. In addition, the Manager also specifically agrees to (i) give advance notice in writing to the Trustees of the taking on by the Manager of new clients or ventures of material significance, including any related information required in order to enable the Trustees to determine whether the taking on of new business by the Manager will impair the Manager's ability to carry out its obligations under this Agreement, and (ii) provide to the Trustees such reports and other information as the Trustees may reasonably request in order to enable the Trustees to perform a review of the Manager's performance under this Agreement no less frequently than quarterly.

                  4. Standard of Care

                  A. The Manager will invest the Account in the manner provided herein and will have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trustees or any other investment manager to perform any of their obligations under the Controlling Documents or any agreement affecting the Account, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Trustees or any other investment manager.

                  C. The Manager will not be liable for the making, retention or sale of any investment or reinvestment by it as herein provided, nor for any loss to or diminution of the value of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims, and in accordance with such other requirements of ERISA as are applicable generally to fiduciaries under ERISA; provided further, however that nothing in this Agreement will protect the Manager against any liability to the Trust or the Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

                  5. Compensation

                  A. The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered by the Manager pursuant to this Agreement and any expenses incurred by the Manager in connection therewith, a fee on the last day of each month in which this Agreement is in effect, at the rates set forth on Schedule I attached hereto.

                  B. In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fee payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Manager.

                  6. General Provisions

                  A. With respect to securities in the Account, the Manager will purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus, or as the Trust may direct in writing from time to time. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and securities and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust that other brokers which provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to clients other than the Trust and the Unitholders.

                  B. The Manager will pay all of its expenses incurred in the performance of this Agreement, including but not limited to fees, if any, of Sub-Advisors retained by the Manager, salaries and other compensation of its officers and employees and all other costs of providing such advice, portfolio management and information and reports to the Trustees as are required hereunder.

                  C. Subject to the provision of paragraph B of Section 6 of this Agreement with respect to advance notice of the Manager's taking on of new clients or ventures of material significance, nothing herein contained shall limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. Any termination by the Trust shall be pursuant to a vote of a majority of the Trustees or by vote of a majority of outstanding voting securities (as defined in the Act) of the Trust.

                  E. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined in the Act).

                  F. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                     (i)   any notice, direction, certification,
                           approval or other writing of the Trust, if evidenced by an instrument signed by the Chairman of the Board or any other Trustee of the Trust or the President, any Executive Vice President, Senior Vice President, any Vice President or the Treasurer of the Trust;


                     (ii) any copy of a resolution of the Trustees, if certified by the Chairman of the Board or any other Trustee of the Trust, or the Secretary or any Assistant Secretary of the Trust; and


                     (iii) any notification or information provided by
                           the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian.

                  G. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate provided or delivered to the Manager by or on behalf of the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust; provided, however, that nothing herein shall limit the full responsibility of the Manager for the management of the Account as provided herein.

                  H. Communications from the Manager to the Trust or
                     Trustees will be addressed to: RSI Retirement Trust 317 Madison Avenue
                     New York, New York  10017
                     Attention:  William Dannecker, President and Trustee

                     Communications to the Manager from the Trust or the Trustees will be addressed to:

                     Retirement System Investors Inc.
                     317 Madison Avenue
                     New York, New York  10017
                     Attention:  Stephen P. Pollak, Vice President, Counsel and
                                 Secretary

                  In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust, the Trustees or the Manager, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand shall be sufficient under this Agreement.

                  I. This Agreement is governed by the laws of the State of New York (without reference to such State's conflict of law rules).

                  J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Manager and the Trust and in accordance with the Act.

         IN WITNESS WHEREOF, the Manager and the Trust have executed this Agreement as of the date first written above.


                                RSI RETIREMENT TRUST



                                By:
                                   ---------------------------------------------
                                    Name:  William Dannecker
                                    Title: President and Trustee


                                RETIREMENT SYSTEM INVESTORS INC.



                                By:
                                   ---------------------------------------------
                                   Name:  Stephen P. Pollak
                                   Title: Vice President, Counsel and Secretary



                  NOTE: ANY AGREEMENT, OBLIGATION OR LIABILITY MADE, ENTERED INTO OR INCURRED BY OR ON BEHALF OF RSI RETIREMENT TRUST BINDS ONLY THE TRUST ESTATE, AND NO TRUST PARTICIPANT, TRUSTEE, OFFICER OR AGENT THEREOF ASSUMES OR SHALL BE HELD TO ANY LIABILITY THEREOF.

                                                                      SCHEDULE I


         Retirement System Investors Inc. shall act as the Manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:

                       Fee (% of Average Daily Net Assets)

                  Actively Managed Bond Fund                    0.35%
                      First $50 Million
                      Next $100 Million
                      Over $150 Million


                  Intermediate-Term Bond Fund                   0.40%
                      First $50 Million
                      Next $150 Million
                      Over $200 Million


                  Short-Term Investment Fund                    0.25%
                      First $50 Million
                      Over $50 Million


                   Core Equity Fund and Value Equity Fund
                      First $50 Million                          .60%
                      Next $150 Million                          .50
                      Over $200 Million                          .40


                  Emerging Growth Equity Fund                   1.05%



                  International Equity Fund                     0.85%

                                                                       EXHIBIT F


                         INVESTMENT MANAGEMENT AGREEMENT


                                     BETWEEN

                              RSI RETIREMENT TRUST

                                       AND

                        DRESDNER RCM GLOBAL INVESTORS LLC



                  THIS AGREEMENT effective as of _____________, 2003 between RSI Retirement Trust (the "Trust") a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990, and as further amended from time to time (the "Agreement and Declaration of Trust"), and Dresdner RCM Global Investors LLC (the "Manager").


                              W I T N E S S E T H:


                  WHEREAS, the Trust, a trust organized and existing pursuant to the aforementioned Agreement and Declaration of Trust, provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations, other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust;

                  NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

                  1. Appointment of the Manager

                  A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"). The portion thereof to be managed by the Manager ("Account") shall be designated by the Trust.

                  B. The Trust represents and warrants that it has the authority to enter into this Investment Management Agreement with the Manager pursuant to a vote, cast at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party and the provisions of Rule 15a-4 under the Act. Continuation of this Agreement for a period after January 23, 2004 requires a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund.

                  C. The Manager hereby accepts appointment to manage the assets of the Account. The Manager hereby represents and warrants that it is a qualified investment manager, as defined in Section 3(38) of ERISA, without regard to subpart (c) of said Section. The Manager agrees that although it may not be subject to the provisions of Title I of ERISA in carrying out its duties and responsibilities under this Agreement, it shall act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries as defined under ERISA. Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement shall be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement subject to ERISA.

                  D. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect for a period of 150 days, and, provided that approval by a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund is obtained within such 150 day period, shall continue thereafter for a period of two years from the date hereof and thereafter from year to year provided that such continuance is approved annually in the manner required by the Act.

                  E. In the event the Trust engages an investment adviser to act as adviser to the Investment Fund, then the Manager shall be deemed to be acting as a sub-adviser under this Agreement and the investment adviser shall perform supervisory services pertaining to the ongoing oversight and management of said Manager deemed to be acting as a sub-adviser ("Sub-Adviser"). Supervisory services by the investment manager under its adviser agreement with the Trust shall include supervising compliance by the Sub-Adviser with the Act; monitoring and reviewing the performance of the Sub-Adviser; analyzing the composition of the Sub-Adviser's portfolio; preparing reports relating to such supervisory activities for the Trustees; recommending increasing or decreasing the amount of assets in the Account; recommending the continuation and replacement of the Sub-Adviser; and, at the request of the Trustees, conducting searches for a replacement for the sub-adviser.

                  2. Assets of the Account

                  The Trust shall certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by notification to the Manager. The Account shall consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid. Nothing contained in this Agreement shall be deemed to authorize the Manager to act as the Account's custodian, or take or receive physical possession of any assets comprising the Account.

                  3. Investment Powers

                  A. Subject to the provisions of paragraph B. of this Section 3, the Manager shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Manager ("Prospectus") and as specified in writing from time to time by the Trust and accepted by the Manager, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction.

                  B. Notwithstanding the provisions of paragraph A. of this
Section 3, it is understood and agreed that an investment manager other than the Manager may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and, to the extent not inconsistent with ERISA, the Manager shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Manager shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Manager and such other investment manager. The Trust will advise the Manager of any arrangement with respect to any proposed lending of securities from the Account.

                  C. The Manager shall consult with the Trust at such times as the Trustees shall reasonably request with respect to the overall investment policy of the Account.

                  4. Standard of Care

                  A. The Manager shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trust or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Trust or any other investment manager.

                  C. The Manager shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims and in accordance with such other requirements of ERISA as applicable generally to fiduciaries under ERISA; provided, further, however, that nothing in this Agreement shall protect the Manager against any liability to the Trust or Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Nothing herein shall be construed to waive any liability that the Manager has under federal or state securities laws or any other applicable laws which cannot be waived.

                  D. The Manager may not consult with any other manager or sub-adviser of the Investment Fund, including any other manager or sub-adviser that is a principal underwriter or an affiliated person of a principal underwriter, concerning transactions of the Investment Fund in securities or other assets. Notwithstanding the terms of the this paragraph 4.D., the Manager may consult at all times with any investment adviser engaged by the Trust to act as adviser pursuant to Section 1.E. above.

                  5. General Provisions

                  A. Compensation for the services of the Manager will be as set forth in Schedule A hereto.

                  B. With respect to securities in the Account, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager may direct from time to time. The Manager shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by the Manager, provided that the Manager is not negligent in the selection of such broker or brokers, or third parties. The Manager is hereby authorized to combine orders on behalf of the Account with orders on behalf of other clients of the Manager. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trust from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to other clients.

                  C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

                  E. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                  (a) Any notice, direction, certification, approval or other writing of the Trust, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Trust;

                  (b) Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

                  (c) Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian; or

                  (d) Any oral notice or instruction reasonably believed to be genuine and to be given by the Trust or its authorized delegate or by the custodian or any other investment manager.

                  F. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Manager by the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust, provided nothing herein shall limit the full responsibility of the Manager for the management of the assets of the Account as provided herein.

                  G. Communications from the Manager to the Trust shall be addressed to:

                       RSI Retirement Trust
                       317 Madison Avenue - 18th floor
                       New York, New York 10017-5201
                       Attn.:  Stephen P. Pollak
                               Executive Vice President, Counsel and Secretary

Communications to the Manager from the Trust shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager or the Trust, as the case may be. All communications addressed in the above manner and by ordinary mail, overnight courier, registered mail or delivered by hand shall be sufficient under this Agreement.

                  H. Unless the Trust instructs the Manager otherwise in writing, the Manager will vote proxies for securities held in the Account in accordance with the Manager's written policies for proxy voting. The Trust agrees to instruct the custodian to forward to the Manager copies of all proxies and shareholder communications relating to securities held in the Account. The Trust agrees that the Manager will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis. The Manager will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Account.

                  I. The Trust acknowledges (i) receipt of the written disclosure statement required by Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours before execution of this Agreement; (ii) that services provided hereunder by Manager shall not be deemed exclusive and that Manager shall be free to render similar services to others; and (iii) that Manager may give advice and take action in the performance of duties to others which may differ from the advice given, or the timing and nature of the action taken, with respect to the Trust's Account.

                  J. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

                  K. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by the written agreement of the Trust and the Manager and in accordance with the Act.

                  L. All information and advice furnished by either party to the other shall be treated as confidential and shall not be disclosed to third parties unless requested by a regulatory agency or otherwise as required by law. However, the Manager is authorized to include the name of the Trust on a list that may be used in connection with the Manager's marketing practices.


                   [Balance of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Trust and the Manager have executed this Agreement, effective as of the date of this Agreement first set forth above.


                        DRESDNER RCM GLOBAL INVESTORS LLC

                        By:
                           -----------------------------------------------------

                        Title:
                              --------------------------------------------------



                        RSI RETIREMENT TRUST

                        By:
                           -----------------------------------------------------
                           Title:Executive Vice President, Counsel and Secretary

                                   SCHEDULE A


                              RSI RETIREMENT TRUST
                         INVESTMENT MANAGEMENT AGREEMENT


Name of Manager:        DRESDNER RCM GLOBAL INVESTORS LLC

Address:                Four Embarcadero Center, Suite 3000
                        San Francisco, CA  94111-4189

Attention:              Mr. Steven Wong


Investment Fund:        Core Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Management Agreement between the Trust and the Manager ("Agreement"). The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to the Account:

Effective September 15, 2003, 0.40% of the first $100 million of assets, 0.25% of the next $300 million of assets, 0.20% of the next $600 million of assets and 0.15% of assets over $1 billion.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period, or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Manager.

IN WITNESS WHEREOF, the parties to the Agreement, effective as of ___________, 2003, have executed this Schedule A, effective as of the same dates.


                           DRESDNER RCM GLOBAL INVESTORS LLC

                           By:
                              --------------------------------------------------

                           Title:
                                ------------------------------------------------


                           RSI RETIREMENT TRUST

                           By:
                              --------------------------------------------------

                           Title:Executive Vice President, Counsel and Secretary

                                                                       EXHIBIT G


                         INVESTMENT MANAGEMENT AGREEMENT


                                     BETWEEN

                              RSI RETIREMENT TRUST

                                       AND

                        NORTHERN TRUST INVESTMENTS, N.A.



                  THIS AGREEMENT effective as of _____________, 2003 between RSI Retirement Trust (the "Trust") a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990, and as further amended from time to time (the "Agreement and Declaration of Trust"), and Northern Trust Investments, N.A. (the "Manager").


                              W I T N E S S E T H:


                  WHEREAS, the Trust, a trust organized and existing pursuant to the aforementioned Agreement and Declaration of Trust, provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations, other corporate entities which have established plans of participation and individual retirement accounts ("Unitholders") in the Trust;

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, the Trustees of the Trust ("Trustees") are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust;

                  NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

                  1. Appointment of the Manager

                  A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto ("Investment Fund"). The portion thereof to be managed by the Manager ("Account") shall be designated by the Trust.

                  B. The Trust represents and warrants that it has the authority to enter into this Investment Management Agreement with the Manager pursuant to a vote, cast at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party and the provisions of Rule 15a-4 under the Act. Continuation of this Agreement for a period after January 23, 2004 requires a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund.

                  C. The Manager hereby accepts appointment to manage the assets of the Account.

                  D. The term of this Agreement shall commence on the date hereof and shall remain in full force and effect for a period of 150 days, and, provided that approval by a vote of the majority of the outstanding shares (as defined in the Act) of the Investment Fund is obtained within such 150 day period, shall continue thereafter for a period of two years from the date hereof and thereafter from year to year provided that such continuance is approved annually in the manner required by the Act. The Trust agrees to use its best efforts to obtain the approval referenced in the preceding sentence.

                  E. In the event the Trust engages an investment adviser to act as adviser to the Investment Fund, then the Manager shall be deemed to be acting as a sub-adviser under this Agreement and the investment adviser shall perform supervisory services pertaining to the ongoing oversight and management of said Manager deemed to be acting as a sub-adviser ("Sub-Adviser"). Supervisory services by the investment manager under its adviser agreement with the Trust shall include supervising compliance by the Sub-Adviser with the Act; monitoring and reviewing the performance of the Sub-Adviser; analyzing the composition of the Sub-Adviser's portfolio; preparing reports relating to such supervisory activities for the Trustees; recommending increasing or decreasing the amount of assets in the Account; recommending the continuation and replacement of the Sub-Adviser; and, at the request of the Trustees, conducting searches for a replacement for the sub-adviser.

                  2. Assets of the Account

                  The Trust shall certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by notification to the Manager. The Account shall consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets as aforesaid, less assets withdrawn as aforesaid.

                  3. Investment Powers

                  A. Subject to the provisions of paragraph B. of this Section 3, the Manager shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Manager ("Prospectus") and as specified in writing from time to time by the Trust and accepted by the Manager, to manage (including the power to acquire and dispose of) the assets of the Account, and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Agreement and Declaration of Trust as subject to such direction and as specified in writing from time to time by the Trust and accepted by the Manager..

                  B. Notwithstanding the provisions of paragraph A. of this
Section 3, it is understood and agreed that an investment manager other than the Manager may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and the Manager shall have no liability or responsibility with respect to the exercise of such authority by such other investment manager; provided, however, that the Manager shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the other investment manager in such manner appropriate to the exercise of its authority as shall be agreed upon by the Manager and such other investment manager. The Trust will advise the Manager of any arrangement with respect to any proposed lending of securities from the Account.

                  C. The Manager shall consult with the Trust at such times as the Trustees shall reasonably request with respect to the overall investment policy of the Account.

                  4. Standard of Care

                  A. The Manager shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

                  B. The Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trust or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Trust or any other investment manager.

                  C. The Manager shall not be liable for the making retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims; provided, further, however, that nothing in this Agreement shall protect the Manager against any liability to the Trust or Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. Nothing herein shall be construed to waive any liability that the Manager has under federal or state securities laws or any other applicable laws which cannot be waived.

                  D. The Manager may not consult with any other manager or sub-adviser of the Investment Fund, including any other manager or sub-adviser that is a principal underwriter or an affiliated person of a principal underwriter, concerning transactions of the Investment Fund in securities or other assets. Notwithstanding the terms of the this paragraph 4.D., the Manager may consult at all times with any investment adviser engaged by the Trust to act as adviser pursuant to Section 1.E. above.

                  5. General Provisions

                  A. Compensation for the services of the Manager will be as set forth in Schedule A hereto.

                  B. With respect to securities in the Account, the Manager shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager may direct from time to time. The Manager shall not be responsible for any acts or omissions by any such broker or brokers, or any third party not owned by the Manager, provided that the Manager is not negligent in the selection of such broker or brokers, or third parties. The Manager is hereby authorized to combine orders on behalf of the Account with orders on behalf of other clients of the Manager. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trust from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to other clients.

                  C. This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Act).

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Trust.

                  E. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                  (a) Any notice, direction, certification, approval or
                      other writing of the Trust, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Trust;

                  (b) Any copy of a resolution of the Trustees, if
                      certified by the Secretary of the Trust;

                  (c) Any notification or information provided by the
                      custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian; or

                  (d) Any oral notice or instruction reasonably believed to
                      be genuine and to be given by the Trust or its authorized delegate or by the custodian or any other investment manager.

                  F. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Manager by the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust, provided nothing herein shall limit the full responsibility of the Manager for the management of the assets of the Account as provided herein.

                  G. Communications from the Manager to the Trust shall be addressed to:

                         RSI Retirement Trust
                         317 Madison Avenue - 18th floor
                         New York, New York 10017-5201
                         Attn.:  Stephen P. Pollak
                                 Executive Vice President, Counsel and Secretary

Communications to the Manager from the Trust shall be addressed to the address set forth in Schedule A hereto. In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager or the Trust, as the case may be. All communications addressed in the above manner and by ordinary mail, overnight courier, registered mail or delivered by hand shall be sufficient under this Agreement.

                  H. Unless the Trust instructs the Manager otherwise in writing, the Manager will vote proxies for securities held in the Account in accordance with the Manager's written policies for proxy voting. The Trust agrees to instruct the custodian to forward to the Manager copies of all proxies and shareholder communications relating to securities held in the Account. The Trust agrees that the Manager will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis. The Manager will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities held in the Account.

                  I. The Trust acknowledges (i) receipt of the written disclosure statement required by Rule 204-3 of the Investment Advisers Act of 1940 at least 48 hours before execution of this Agreement; (ii) that services provided hereunder by Manager shall not be deemed exclusive and that Manager shall be free to render similar services to others; and (iii) that Manager may give advice and take action in the performance of duties to others which may differ from the advice given, or the timing and nature of the action taken, with respect to the Trust's Account.

                  J. All agreements hereunder will be governed by the laws of the State of New York, without reference to such State's conflict of law rules.

                  K. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by the written agreement of the Trust and the Manager and in accordance with the Act.

                  L. Without the prior express consent of the Manager, the Trust agrees that it will not use the name, logo, insignia, or other identifying mark of the Manager or any person controlling, controlled by or under common control with the Manager (a "Manager Affiliate") or describe the Manager any Manager Affiliate in any manner or in any materials, including registration statements and marketing and sales materials, without providing such materials to the Manager within a reasonable time prior to such proposed use, and providing the Manager reasonable time to approve, modify or reject such materials, except that sales or marketing materials containing the same text referring to the Manager as that used in previously approved materials may be used by the Trust without prior submission to the Manager. The Manager agrees that it shall not unreasonably withhold approval of any such materials.

                  M. The parties acknowledge and agree that (a) the Manager is not the sponsor, administrator or distributor of, and does not control, the Trust, Investment Fund or Account, (b) no director, officer or employee of the Manager or of any Manager Affiliate serves as a trustee, officer or employee of the Trust, Investment Fund or Account, and (c) the Manager's responsibilities hereunder relate solely to the day-to-day management of the assets in the Account and the Manager has no responsibility for any other aspect of the operations or administration of the Trust, Investment Fund or Account. Without limiting the foregoing, the Manger shall have no responsibility in determining the fair value of any asset held by the Trust, Investment Fund or Account, except that the Manager shall provide, as requested, reasonable assistance to the Trust or any investment adviser engaged by the Trust to act as adviser pursuant to Section 1.E above, in making such a determination as to any asset held by the Account.

                  N. The Trust agrees to indemnify and hold harmless the Manager and any Manager Affiliate, and any shareholder, partner, director, officer and employee of any of the foregoing (each an "Indemnified Manager Party"), against any loss, claim, settlement, damage, charge, liability or expense, including, without limitation, reasonable attorneys' and accountants' fees ("Losses"), to which such persons may become subject, insofar as such Losses arise out of or are based upon (a) any inaccuracy or omission in any prospectus, registration statement, annual or other periodic report or proxy statement of the Trust or any advertising, marketing, shareholder communication, or promotional material generated, by the Trust unless such inaccuracy or omission was caused by an Indemnified Manager Party, (b) any violation of any law, rule or regulation relating to the registration or qualification of shares of the Trust, (c) any breach by the

Trust of any representation, warranty or agreement contained in this Agreement or (d) the services provided by the Manager to the Trust hereunder or the operation of the Trust except to the extent such Losses result from an Indemnified Manager Party's willful misfeasance, bad faith, or negligence.


                  IN WITNESS WHEREOF, the Trust and the Manager have executed this Agreement, effective as of the date of this Agreement first set forth above.



                                              NORTHERN TRUST INVESTMENTS, N.A.

                                              By:
                                                 -------------------------------

                                              Title:
                                                    ----------------------------

                                              RSI RETIREMENT TRUST

                                              By:
                                                 -------------------------------

                                              Title:
                                                    ----------------------------

                                   SCHEDULE A


                              RSI RETIREMENT TRUST
                         INVESTMENT MANAGEMENT AGREEMENT


Name of Manager:        Northern Trust Investments, N.A.
Address:                50 South LaSalle Street
                        Chicago, Illinois 60675



Attention:              Mr. Michael Lucas


Investment Fund:        Core Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Management Agreement between the Trust and the Manager ("Agreement"). The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate the Account:

Effective September 15, 2003, 0.16% of the first $25 million of assets, 0.10% of the next $25 million of assets, 0.06% of the next $50 million of assets, and 0.04% of assets in excess of $100 million.

Billing is done for each quarter on the basis of services performed during that particular quarter. The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period, or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were rendered by the Manager.


IN WITNESS WHEREOF, the parties to the Agreement, effective as of ___________ , 2003, have executed this Schedule A, effective as of the same dates.

                                               NORTHEN TRUST INVESTMENTS, N.A.

                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------


                                               RSI RETIREMENT TRUST

                                               By:
                                                  ------------------------------

                                               Title:
                                                     ---------------------------

                                                                       EXHIBIT H

                              RSI RETIREMENT TRUST
                        RETIREMENT SYSTEM INVESTORS INC.

                         INVESTMENT MANAGEMENT AGREEMENT


                  THIS AGREEMENT effective as of ___________ , 2003, between RSI Retirement Trust (the "Trust"), a retirement fund organized and existing as a trust pursuant to a certain Agreement and Declaration of Trust, as amended and restated August 1, 1990 and as further amended from time to time (the "Agreement and Declaration of Trust"), and Retirement System Investors Inc., a Delaware corporation (the "Manager").


                              W I T N E S S E T H:


                  WHEREAS, the Trust is an investment trust exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which has been designed to effectuate pension or profit-sharing plans which are qualified under Section 401(a) of the Code and individual retirement accounts under Section 408(a) of the Code; and

                  WHEREAS, such pension and profit-sharing plans are eligible to invest their assets in the Trust, and to become unitholders of the Trust (the "Unitholders"); and

                  WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

                  WHEREAS, pursuant to an Investment Management Agreement dated May 1, 2000, the Manager has served as the investment manager for all of the investment funds of the Trust (the "Investment Funds"); and

                  WHEREAS, the Trust wishes to continue the Manager as the investment manager of the assets of each of the Investment Funds (the "Account"), (with a modification to the Emerging Growth Equity Fund Fee Schedule under Schedule I of this Agreement) to act in such capacity in the manner set forth in this Agreement, and the Manager is willing to act in such capacity in accordance with the provisions of this Agreement;


                  NOW, THEREFORE, the Trust hereby agrees with the Manager as follows:

                  1. Appointment of the Manager

                  A. The Trust hereby designates, appoints, engages and retains the Manager as investment manager of the Account.

                  B. The Manager hereby accepts appointment as investment manager to manage the Account. The Manager hereby represents and warrants that it is a qualified investment advisor under the

Investment Advisors Act of 1940, as amended. The Manager agrees that, although it may not be subject to the provisions of Title 1 of the Employee Retirement Income Security Act of 1974, and amended ("ERISA"), in carrying out its duties and responsibilities under this Agreement , it will conduct itself as an investment manager (as defined in Section 3(38) of ERISA), and it will act in accordance with the requirements of Part 4 of ERISA as applicable to fiduciaries (as defined in Section 3(21) of ERISA). Notwithstanding anything contained herein to the contrary, references to ERISA in this Agreement will be deemed to contemplate all judicial or administrative interpretations and all statutory and administrative exemptions which would be applicable in the circumstances and to the parties in question were this Agreement and the Manager subject to ERISA.

                  C. The Manager will also perform such services as may be requested from time to time by the Trust relating to the allocation of a Plan's assets between equities and fixed income obligations and within specified investment funds of the Trust, at no additional charge to the Trust.

                  D. Notwithstanding the foregoing, the Manager may, from time to time subject to the approval of the Trust's Board of Trustees (the "Trustees") and the Unitholders, retain a person or persons (a "Sub-Advisor") to provide investment management services to one or more of the Investment Funds. The Sub-Advisor shall agree to comply with all provisions applicable to the Manager hereunder. If the Manager retains a Sub-Advisor, the Trust will have no responsibility to compensate the Sub-Advisor, any such compensation to be paid by the Manager from the amount paid to it pursuant to Section 5 of the Agreement.

                  E. This Agreement is effective on the date hereof. This Agreement will remain in full force and effect with respect to an Investment Fund for a period of more than two years from its initial effective date and thereafter only so long as its continuance is specifically approved in the manner required by the Act.

                  2. Assets of the Account

                  The Trust will certify or cause to be certified to the Manager the assets comprising the Account as of the commencement of the term of this Agreement. The Trust may add to the Account assets acceptable to the Manager or withdraw assets from the Account at any time or from time to time by written notification to the Manager. The Account will consist of the assets certified to the Manager as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon, and assets added as aforesaid, less assets withdrawn as aforesaid.

                  3. Investment Powers

                  A. Subject to the provisions of paragraphs B and C of this
Section 3, the Manager will have sole and complete authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Funds as set forth in the prospectus of the Trust (the "Prospectus"), the Agreement and Declaration of Trust, the Rules and Procedures of the Trust and the Trust's Statement of Investment Objectives and Guidelines, as the same may be amended from time to time, all as delivered to the Manager (collectively, the "Controlling Documents"), or as specified in writing form time to time by the Trust or otherwise accepted by the Manager, to manage (including the power to acquire and dispose of ) the assets of the Account and, without limiting the generality of the foregoing, to direct the Trustees in the exercise of the powers relating to the Account which are specified in the Controlling Documents, and, subject to such direction.

                  B. The manager will also perform supervisory services pertaining to the ongoing oversight and management of each Sub-Advisor retained by the Manager. Such services include, but shall not be limited to, supervising the compliance by such Sub-Advisor with the Act, reviewing such Sub-Advisor's performance, analysis of the composition of such Sub-Advisor's portfolio, and preparing reports relating to such supervisory activities for the Trustees. In addition, the Manager will, at the request of the Trustees, conduct a search to find a recommended replacement for any Sub-Advisor. The Manager will prepare presentations to Unitholders analyzing the Trust's overall performance based on analysis of each Sub-Advisor's performance.

                  C. The Manager will consult with the Trustees and their representatives at such times as the Trustees may reasonably request with respect to the overall investment policy of the Account, and the Manager will cause one or more of its officers to attend such meetings with the Trustees and their representatives and to furnish such oral or written reports to the Trustees and their representatives, as the Trustees may reasonably request, with respect to, among other matters, the decisions it has made with respect to the Account and the purchase and sale of its portfolio securities (including the reasons therefor) and the extent to which such decisions have been implemented. In addition, the Manager also specifically agrees to (i) give advance notice in writing to the Trustees of the taking on by the Manager of new clients or ventures of material significance, including any related information required in order to enable the Trustees to determine whether the taking on of new business by the Manager will impair the Manager's ability to carry out its obligations under this Agreement, and (ii) provide to the Trustees such reports and other information as the Trustees may reasonably request in order to enable the Trustees to perform a review of the Manager's performance under this Agreement no less frequently than quarterly.

                  4. Standard of Care

                  A. The Manager will invest the Account in the manner provided herein and will have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the Account as contemplated by the Prospectus.

                  B. Except as provided in ERISA, the Manager will be under no liability or obligation to anyone with respect to any failure on the part of the Trustees or any other investment manager to perform any of their obligations under the Controlling Documents or any agreement affecting the Account, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Trustees or any other investment manager.

                  C. The Manager will not be liable for the making, retention or sale of any investment or reinvestment by it as herein provided, nor for any loss to or diminution of the value of the Account; provided, however, that the Manager has acted in the premises with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims, and in accordance with such other requirements of ERISA as are applicable generally to fiduciaries under ERISA; provided further, however that nothing in this Agreement will protect the Manager against any liability to the Trust or the Unitholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

                  5. Compensation

                  A. The Trust agrees to pay to the Manager, as full compensation and reimbursement for the services to be rendered by the Manager pursuant to this Agreement and any expenses incurred by the Manager in connection therewith (including the fees of a Sub-Advisor, if any), a fee on the last day of each month in which this Agreement is in effect, at the rates set forth on Schedule I attached hereto.

                  B. In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fee payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Manager.

                  6. General Provisions

                  A. With respect to securities in the Account, the Manager will purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Manager shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus, or as the Trust may direct in writing from time to time. It is understood that it is desirable for the Trust that the Manager have access to supplemental research and securities and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust that other brokers which provide only execution of portfolio transactions. Therefore, the Manager is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to clients other than the Trust and the Unitholders.

                  B. The Manager will pay all of its expenses incurred in the performance of this Agreement, including but not limited to fees, if any, of Sub-Advisors retained by the Manager, salaries and other compensation of its officers and employees and all other costs of providing such advice, portfolio management and information and reports to the Trustees as are required hereunder.

                  C. Subject to the provision of paragraph B of Section 6 of this Agreement with respect to advance notice of the Manager's taking on of new clients or ventures of material significance, nothing herein contained shall limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

                  D. This Agreement may be terminated, without the payment of any penalty, by either party hereto on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. Any termination by the Trust shall be pursuant to a vote of a majority of the Trustees or by vote of a majority of outstanding voting securities (as defined in the Act) of the Trust.

                  E. This Agreement will automatically terminate in the event of its "assignment" (as such term is defined in the Act).

                  F. The Manager may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

                      (i) any notice, direction, certification, approval or other writing of the Trust, if evidenced by an instrument signed by the Chairman of the Board or any other Trustee of the Trust or the President, any Executive Vice President, Senior Vice President, any Vice President or the Treasurer of the Trust;


                      (ii) any copy of a resolution of the Trustees, if certified by the Chairman of the Board or any other Trustee of the Trust, or the Secretary or any Assistant Secretary of the Trust; and


                      (iii) any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian.

                  G. The Manager may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate provided or delivered to the Manager by or on behalf of the Trust with respect to any matter concerning the Trust and the operation and administration of the Account. The Manager is expressly authorized to consult with the Trust with respect to any matters arising in the administration of the Account and to act on the advice of the Trust; provided, however, that nothing herein shall limit the full responsibility of the Manager for the management of the Account as provided herein.

                  H. Communications from the Manager to the Trust or
                     Trustees will be addressed to: RSI Retirement Trust 317 Madison Avenue
                     New York, New York  10017
                     Attention:  William Dannecker, President and Trustee

                     Communications to the Manager from the Trust or the Trustees will be addressed to :

                     Retirement System Investors Inc.
                     317 Madison Avenue
                     New York, New York  10017
                     Attention:  Stephen P. Pollak, Vice President,
                                 Counsel and Secretary

                  In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust, the Trustees or the Manager, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand shall be sufficient under this Agreement.

                  I. This Agreement is governed by the laws of the State of New York (without reference to such State's conflict of law rules).

                  J. No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Manager and the Trust and in accordance with the Act.

         IN WITNESS WHEREOF, the Manager and the Trust have executed this Agreement as of the date first written above.


                               RSI RETIREMENT TRUST



                               By:  /s/ William Dannecker
                                  ----------------------------------------------
                                    Name:    William Dannecker
                                    Title:   President and Trustee


                               RETIREMENT SYSTEM INVESTORS INC.



                               By:      /s/ Stephen P. Pollak
                                  ----------------------------------------------
                               Name:    Stephen P. Pollak
                               Title:   Vice President, Counsel and Secretary



                  NOTE: ANY AGREEMENT, OBLIGATION OR LIABILITY MADE, ENTERED INTO OR INCURRED BY OR ON BEHALF OF RSI RETIREMENT TRUST BINDS ONLY THE TRUST ESTATE, AND NO TRUST PARTICIPANT, TRUSTEE, OFFICER OR AGENT THEREOF ASSUMES OR SHALL BE HELD TO ANY LIABILITY THEREOF.

                                                                      SCHEDULE I


         Retirement System Investors Inc. shall act as the Manager for each of the Investment Funds of the Trust. For its services, the Manager is entitled to receive a fee, calculated daily and paid monthly, based on a percentage of the average net assets of the respective Investment Funds. The specific percentage for each Investment Fund is set forth in the following table:


                       Fee (% of Average Daily Net Assets)


                  Actively Managed Bond Fund
                      First $50 Million                               .40%
                      Next $100 Million                               .30
                      Over $150 Million                               .20


                  Intermediate-Term Bond Fund
                      First $50 Million                               .40%
                      Next $150 Million                               .30
                      Over $200 Million                               .20


                  Short-Term Investment Fund
                      First $50 Million                               .25%
                      Over $50 Million                                .20


                  Core Equity Fund and Value Equity Fund
                      Assets Where No Sub-Advisor is Employed.
                      First $50 Million                               .60%
                      Next $150 Million                               .50
                      Over $200 Million                               .40
                      If one or more Investment Fund managers
                      are directly engaged by the Trust,
                      Investor's Manager fee shall be reduced
                      to 0.20% with respect to such assets
                      managed directly.


                  Emerging Growth Equity Fund
                      Assets Where No Sub-Advisor                    1.0%
                      is Employed.  (See following paragraph
                      for fees when one or more Sub-Advisors
                      are employed.)


                  International Equity Fund
                      First $20 Million                               .95%
                      Next $30 Million                                .70
                      Over $50 Million                                .55


         For the portion of the Emerging Growth Equity Fund for which Batterymarch Financial Management, Inc. serves as Sub-Advisor, the fee is 1.05% of the average daily net assets under their management up to and including $25 million, 0.90% of average daily net assets for the next $75 million of average daily net assets, and 0.80% of average daily net assets under their management for amounts in excess of $100 million. For the portion of the Emerging Growth Equity Fund for which Neuberger Berman Management Inc. serves as Sub-Advisor, the fee is 1.00% of the average daily net assets under their management.


         For any Investment Fund, or portion thereof, which currently employs a Sub-Advisor (the International Equity Fund and Emerging Growth Equity Fund) the fee set forth above shall be reduced by 0.20% of average daily net assets if and when such sub-advisory relationship is terminated without the retention of a successor Sub-Advisor.

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